As filed with the Securities and Exchange Commission on April 20, 2010.
Registration Nos.

333-14131
811-07859

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 25	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 25	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT B

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices)

(949) 219-3943

(Depositor’s Telephone Number, including Area Code)

Brandon J. Cage

Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity II individual flexible premium variable accumulation deferred annuity contracts.

Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITY II	PROSPECTUS MAY 1, 2010

Pacific Select Variable Annuity II is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account B of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract:

VARIABLE INVESTMENT OPTIONS

Pacific Select Fund

International Value Long/Short Large-Cap International Small-Cap Equity Index Small-Cap Index Small-Cap Equity Equity American Funds® Asset Allocation American Funds® Growth-Income	American Funds® Growth Large-Cap Value Technology Floating Rate Loan Small-Cap Growth Short Duration Bond Comstock Growth LT Focused 30	Health Sciences Mid-Cap Equity International Large-Cap Mid-Cap Growth Real Estate Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets	Cash Management (formerly called Money Market) High Yield Bond Managed Bond Inflation Managed Dividend Growth (formerly called Diversified Research) Large-Cap Growth Diversified Bond

FIXED OPTION Fixed Option

You’ll find more information about the Contract and Separate Account B in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 52 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). A Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or a Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information (SAI) for more detailed information.

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are allowed or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state. See ADDITIONAL INFORMATION – State Considerations. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract (including any riders and/or endorsements) represents the contractual agreement between you and us. Any guarantees provided for under your Contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees. Your financial professional or financial professional’s firm is not responsible for any Contract guarantees.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity II variable annuity contract, unless we state otherwise.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Select Variable Annuity II Basics

An annuity contract may be appropriate if you are looking for retirement income or you want to meet other long-term financial objectives. Discuss with your financial professional whether a variable annuity, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Select Variable Annuity II is an annuity contract between you and Pacific Life Insurance Company. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and/or to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It’s important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Select Variable Annuity II is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your financial professional for a refund. The amount refunded may be more or less than the Purchase Payments you have made, depending on the state where you signed your application and the type of Contract you purchased.

You will find more information about the Right to Cancel (“Free Look”) period starting on page 26.

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount available to annuitize on the Annuity Date.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Purchase Payments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Purchase Payment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $100 for a Non-Qualified Contract and $50 for a Qualified Contract.

You will find more information about Making Your Investments (“Purchase Payments”) starting on page 11.

Investment Options

Ask your financial professional to help you choose the right Investment Options for your goals and risk tolerance. Any financial firm or financial professional you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial professionals make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of a Fund. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose any available fixed option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Purchase Payments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose.

You will find more information about the Investment Options and the Investment Advisers starting on page 9.

Transferring Among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only 2 transfers per month may involve the International Value, International Small-Cap, International Large-Cap, or Emerging Markets Investment Options. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Cash Management Investment Option before the start of the next calendar year. You can also make systematic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Transfers made under these systematic transfer programs are excluded from the limitation. Some restrictions may apply to transfers to or from any fixed option.

You will find more information about transfers and transfer limitations starting on page 13.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than 6 years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal tax penalty may also apply to taxable withdrawals.

You will find more information about withdrawals starting on page 24.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments over a fixed period or for life.

You can choose fixed or variable annuity payments, or a combination of both. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semi-annual or annual payments. We will make the income payments to you or your designated payee. The Owner is responsible for any tax consequences of any annuity payments.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to 4 times in any 12-month period.

You will find more information about annuitization starting on page 18 and annuity options available under the Contract starting page 19.

The Death Benefit

Generally, the Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You will find more information about the death benefit starting on page 21.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

Fees and Expenses

Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes may also apply to your Contract. We generally charge state premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn)[1]

“Age” of Payment in Years:	1	2	3	4	5	6 or more
Withdrawal Charge Percentage:	7%	6%	5%	3%	1%	0%

• Loan administrative fee (currently waived)[2]	$500.00

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

• Annual Fee[3]	$30.00

Separate Account B Annual Expenses (as a percentage of the average daily Variable Account Value4):

• Mortality and Expense Risk Charge[5]	1.25%
• Administrative Fee[5]	0.15%

• Total Separate Account B Annual Expenses	1.40%

Loan Expenses (interest on Contract Debt) (Loans are only available with certain Qualified Contracts. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans on page 38):

• Loan Interest Rate (net)[6]	2.00%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. The age is measured from the date of each Purchase Payment. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]	The loan administrative fee is currently waived. In the future, we may charge an administrative fee up to $500. See LOANS.

[3]	We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[4]	The Variable Account Value is the value of your Variable Investment Options on any Business Day.

[5]	This is an annual rate and is assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[6]	If we process a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.00% on any Contract Value attributed to your Loan Account. The net amount of interest you pay on your loan will be 2.00% annually. See FEDERAL TAX ISSUES – Qualified Contracts – General Rules – Loans.

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 9, and in each underlying Fund Prospectus which accompanies this Prospectus.

This table shows the minimum and maximum total annual operating expenses paid by the Portfolios that you indirectly pay during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing and/or distribution (12b-1) fees, and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2009, adjusted to reflect anticipated changes in fees and expenses, or, for new Portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in each Fund Prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	1.68%
Range of total annual portfolio operating expenses after any waivers or expense reimbursements	0.28%	1.56%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Portfolios of their respective Funds which may reduce the Portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row above includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect at least through April 30, 2011. There can be no assurance that expense waivers or reimbursements will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding annual operating expenses of that Fund.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the periodic Contract expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2009. The minimum amounts reflected below include the periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2009.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$950	$1,426	$1,746	$3,466
Minimum*	$809	$1,005	$1,044	$2,066

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$950	$976	$1,656	$3,466
Minimum*	$809	$555	$ 954	$2,066

•	If you did not surrender, nor annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$320	$976	$1,656	$3,466
Minimum*	$179	$555	$ 954	$2,066

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in this Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance.

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of a Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the applicable Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ EACH FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.	Invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued.	AllianceBernstein L.P.

Long/Short Large-Cap	Seeks above-average total returns.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.

International Small-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Invests at least 80% of its assets in equity securities of companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Seeks investment results that correspond to the total return of an index of small capitalization companies.	Invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC

Small-Cap Equity	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives).	BlackRock Investment Management, LLC & Franklin Advisory Services, LLC

Equity	Seeks capital appreciation; current income is of secondary importance.	Invests at least 80% of its assets in equity securities.	Capital Guardian Trust Company

American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund).	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)

American Funds Growth-Income	Seeks long-term growth of capital and income.	Invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Seeks long-term growth of capital.	Invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund).	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in common stocks of large companies.	ClearBridge Advisors, LLC

Technology	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments.	Columbia Management

Floating Rate Loan	Seeks to provide high level of current income.	Invests at least 80% of its assets in floating rate loans.	Eaton Vance Management

Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Invests at least 80% of its assets in small-capitalization equity securities.	Fred Alger Management, Inc.

Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	Invests at least 80% of its assets in fixed income securities (including derivatives on such securities).	Goldman Sachs Asset Management, L.P.

Comstock	Seeks long-term growth of capital.	Invests its assets in equity securities.	Invesco Advisers, Inc.
Invesco Ltd. has entered in to a definitive agreement to acquire certain portfolios of the retail asset management business of Morgan Stanley Investment Management Inc. (MSIM) (“the Transaction”). The Transaction includes a sale of the asset management business that sub-advises the Comstock Portfolio and is subject to certain approvals and other conditions prior to its expected closing in mid-2010. MSIM is the current subadviser to the Comstock Portfolio and upon closing of the Transaction, Invesco Advisers, Inc. will become the subadviser.

Growth LT	Seeks long-term growth of capital.	Invests in companies of any size. The portfolio principally invests in equity securities but may also invest in debt securities. The portfolio may invest up to 25% of its assets in foreign securities (equity and debt), including emerging market countries, denominated in a foreign currency and not publicly traded in the U.S.	Janus Capital Management LLC

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Focused 30	Seeks long-term growth of capital.	Invests primarily in domestic and foreign equity securities (including common stock and warrants) selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Equity	Seeks capital appreciation.	Invests at least 80% of its assets in equity securities of companies with medium market capitalizations.	Lazard Asset Management LLC

International Large-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	MFS Investment Management

Mid-Cap Growth	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with medium market capitalizations.	Morgan Stanley Investment Management Inc.

Real Estate	Seeks current income and long-term capital appreciation.	Invests at least 80% of its assets in securities of companies operating in the real estate and related industries.	Morgan Stanley Investment Management Inc.

Small-Cap Value	Seeks long-term growth of capital.	Invests at least 80% of its assets in small-capitalization equity securities.	NFJ Investment Group L.P.

Multi-Strategy	Seeks to provide a high total return from a portfolio of equity and fixed income securities.	Invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion.	OppenheimerFunds, Inc.

Main Street Core	Seeks long-term growth of capital and income.	Invests in common stocks of companies of different capitalization ranges, with a focus on U.S. companies with large market capitalizations.	OppenheimerFunds, Inc.

Emerging Markets	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities (including American Depositary Receipts (ADRs)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.	OppenheimerFunds, Inc.

Cash Management (formerly called Money Market)	Seeks current income consistent with preservation of capital.	Invests in money market instruments that the portfolio manager believes have minimal credit risk.	Pacific Asset Management

High Yield Bond	Seeks a high level of current income.	Invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk” bonds) debt instruments or in instruments with characteristics of non-investment grade debt instruments.	Pacific Asset Management

Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).	Pacific Investment Management Company LLC

Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Invests its assets in fixed income securities.	Pacific Investment Management Company LLC

Dividend Growth (formerly called Diversified Research)	Seeks long-term growth of capital.	Invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation.	T. Rowe Price Associates, Inc.

Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in equity securities of large-capitalization companies.	UBS Global Asset Management (Americas) Inc.

Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in fixed income securities.	Western Asset Management Company

The Investment Adviser

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond Portfolios under that name.

Your Fixed Option

The fixed option offers you a guaranteed minimum interest rate on amounts that you allocate to this option. Amounts you allocate to this option, and your earnings credited are held in our General Account. For more detailed information about this option, see THE GENERAL ACCOUNT.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, you must work with your financial professional to fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 2290, Omaha, Nebraska 68103-2290. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If your application and Purchase Payment are complete when received, or once they have become complete, we will issue your Contract within 2 Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information. However, we will not hold your initial Purchase Payment for more than 5 Business Days without your permission. In any case, we will not hold your initial Purchase Payment after 20 Business Days.

You may also purchase a Contract by exchanging your existing annuity. You must submit all contracts to be exchanged when you submit your application. Call your financial professional or call us at 1-800-722-4448. Financial professionals may call us at 1-800-722-2333.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum age of a Contract Owner/Annuitant, including Joint and Contingent Owners/Annuitants, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies and we are notified of the death before we issue the Contract, then we will return the amount we received. If we are not notified of the death and we issue the Contract, then the application for the Contract and/or any Contract issued will be deemed cancelled and a refund will be issued. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Purchase Payment received, or any other Purchase Payment we received in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or any other taxes. Any refund may subject the refunded assets to probate.

Making Your Investments (“Purchase Payments”)

Making Your Initial Purchase Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. Currently, we are not enforcing the minimum initial Purchase Payment on Qualified Contracts but we reserve the right to enforce the minimum initial Purchase Payment on Qualified Contracts in the future. For Non-Qualified Contracts, if the entire minimum initial Purchase Payment is not included when you submit your application, you must submit a portion of the required Contract minimum and/or establish a pre-authorized checking plan (PAC). A PAC allows you to pay the remainder of the required initial Purchase Payment in equal installments over the first year. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. As of July 23, 2004, if you allocate all or part of an additional Purchase Payment to the Fixed Option, the maximum aggregate Purchase Payments you may have in the Fixed Option is currently $250,000. This limitation is subject to change at any time. Ask your financial professional about current limitations.

Making Additional Purchase Payments

You may choose to invest additional amounts in your Contract at any time. If your Contract is Qualified, the method of contribution and contribution limits may be restricted by the Qualified Plan or the Internal Revenue Code (“the Code”). Each additional Purchase Payment must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts. Currently, we are not enforcing the minimum additional Purchase Payment amounts but we reserve the right to enforce the minimum additional Purchase Payment amounts in the future. Additional Purchase Payments will be allocated according to the instructions we have on file unless we receive specific allocation instructions. Contracts issued in certain states may limit additional Purchase Payments.

Forms of Purchase Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. Purchase Payments must be made in a form acceptable to us before we can process it. Acceptable forms of Purchase Payments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party payments when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Purchase Payments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party payments if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Purchase Payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Purchase Payments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among any of the available Investment Options. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in WITHDRAWALS – Right to Cancel (“Free Look”). We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary depending on the state in which your Contract is delivered.

Investing in Variable Investment Options

Each time you allocate your Purchase Payment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the “Unit Value” of one Unit of that Subaccount.

Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600 ($600/$15 = 40).

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Purchase Payment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Equity Index Subaccount will change to reflect the performance of the Equity Index Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day.

Calculating Subaccount Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) – C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS).

The Subaccount Unit Value may increase or decrease from one valuation period to another.

When Your Purchase Payment is Effective

Your initial Purchase Payment is effective on the day we issue your Contract. Any additional Purchase Payment is effective on the day we receive it in proper form. See ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests.

The day your Purchase Payment is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Unit Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Transfers and Market-timing Restrictions

Transfers

Transfers are allowed 30 days after the Contract Date. Currently, we are not enforcing this restriction but we reserve the right to enforce it in the future. Once your Purchase Payments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. Transfers are limited to 25 for each calendar year. Only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, or Emerging Markets. In addition, only 2 transfers into or out of the American Funds Asset Allocation, American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program, approved corporate owned life insurance policy rebalancing programs or an approved asset allocation service are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your financial professional via telephone. If you (or your financial professional) request a transfer via telephone that exceeds the above limitations, we will notify you (or your financial professional) immediately.

Certain restrictions apply to any available fixed option. See THE GENERAL ACCOUNT. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a financial professional or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a financial professional acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to 4 in any 12-month period. See THE GENERAL ACCOUNT section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer 3 systematic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options and transfers under these options are not counted towards your total transfers in a calendar year. However, they are subject to the same requirements and restrictions as non-systematic transfers. You can have only one dollar cost averaging or earnings sweep program in effect at one time. Only portfolio rebalancing is available after you annuitize.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Currently, we are not enforcing the minimum Account Value and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Only Variable Investment Options are available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Cash Management Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Cash Management Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment which means the entire amount of your Purchase Payment is allocated to the Investment Options you selected. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. See the Choosing Your Annuity Option – Annuity Options section for withdrawal charges that may apply to redemptions after the Annuity Date. No withdrawal charge is imposed on:

•	the free withdrawal amount (see WITHDRAWALS – Withdrawals Free of a Withdrawal Charge),

•	payment of death benefit proceeds under the Contract for certain non-natural Owners,

•	amounts converted after the first Contract Year, if annuitized for at least 5 years, unless guaranteed variable annuity payments under Annuity Option 2 or 4 are subsequently redeemed (see ANNUITIZATION AND DEATH BENEFITS – Choosing Your Annuity Option),

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or

•	withdrawals after the first Contract Anniversary, if the last or sole Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of 12 months or less and we are provided with medical evidence satisfactory to us.

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions and THE GENERAL ACCOUNT.

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary. Beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge as a
percentage of the
“Age” of Payment	Purchase Payments
in Years	withdrawn
1	7%
2	6%
3	5%
4	3%
5	1%
6 or more	0%

We calculate your withdrawal charge by assuming that amounts withdrawn are attributed to Purchase Payments first and in the order your Purchase Payments were received by us, then Earnings and before any deductions for other charges due or taxes are made. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise, a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1 and make an additional Purchase Payment of $7,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3 you make a withdrawal of $9,000. At this point, total Purchase Payments equal $17,000, Earnings equal $2,000, and the “age” of the applicable Purchase Payments withdrawn is 3 Years. 10% of all remaining Purchase Payments made ($1,700) may be withdrawn free of a withdrawal charge per Contract Year. The amount of the withdrawal charge applied would be $365 ($9,000–$1,700=$7,300; $7,300*5%=$365).

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the amount of the withdrawal charge. See ADDITIONAL INFORMATION – Distribution Arrangements for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contract (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefit payable under the Contract. The risk that the expense charges and fees under the Contract and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select fixed annuity payments. The base Risk Charge will continue after the Annuity Date if you choose variable annuity payments, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account. We may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account, issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A correlation will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable payout option. We do not intend to realize a profit from this fee.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year) if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts. Any portion of the Annual Fee we deduct from any of our fixed options (if available under the Contract) will not be greater than the annual interest credited in excess of that fixed option’s minimum guaranteed interest rate.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments (“premium tax”) at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any premium taxes attributable to Purchase Payments, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We currently base this charge on your Contract Value, but we reserve the right to base this charge on the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriately reimburses us for premium taxes paid on this Contract.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Waivers and Reduced Charges

We may agree to waive or reduce charges under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only waive or reduce such charges on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Funds, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. Each Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. A Fund’s fees and expenses are described in detail in the applicable Fund Prospectus and SAI.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Expenses of fund of funds Investment Options may be higher than non fund of funds Investment Options due to the two tiered level of expenses. See the Fund prospectuses for detailed portfolio expenses and other information before investing.

ANNUITIZATION AND DEATH BENEFITS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person as Annuitant. Whether you have a sole or Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. However, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first. However, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

Annuitization occurs on the Annuity Date when you convert your Contract from the accumulation phase to the annuitization (income) phase. You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $10,000. We will send the annuity payments to the payee that you designate.

If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any Annual Fee. This option of distribution may or may not be available, or may be available for only certain types of contracts. Currently, we only allow this option on Qualified Contracts but we reserve the right to make it available on other contract types in the future. We will distribute your Net Contract Value, less any applicable charge for premium taxes, any applicable withdrawal charge, and any Annual Fee, to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $10,000 on your Annuity Date. Currently, we are not enforcing this minimum but we reserve the right to enforce it in the future. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. The second Annuity Date may not be later than the date specified in the Choosing Your Annuity Date section of this Prospectus. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Choosing Your Annuity Date

You should choose your Annuity Start Date when you submit your application or we will apply a default Annuity Date to your Contract. You may change your Annuity Date by notifying us in writing (or other form acceptable to us). We must receive your written notice at least 10 Business Days prior to the earlier of your old Annuity Date or your new Annuity Date. Your Annuity Date cannot be earlier than your first Contract Anniversary.

If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 95th birthday. In the case of certain trusts, the Annuity Date cannot be later than the Annuitant’s 100th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. We reserve the right, at any time, to not offer any extension to your Annuity Date. Some Broker/Dealers may not allow their clients to extend the Annuity Date beyond age 95.

If your Contract is a Qualified Contract, you may also be subject to additional restrictions. In order to meet the Code minimum distribution rules, your Required Minimum Distributions (RMDs) may begin earlier than your Annuity Date. For instance, under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant not later than the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his or her Beneficiary) must begin no later than the RBD. For more information see FEDERAL TAX ISSUES.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 95th birthday or your younger Joint Annuitant’s 95th birthday, whichever applies. However some states’ laws may require a different Annuity Date. Certain Qualified Contracts may require distributions to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows:

•	the net amount from a fixed option will be converted into fixed annuity payments and

•	the net amount from your Variable Account Value will be converted into variable annuity payments directed to the Subaccounts proportionate to your Account Value in each.

If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations regarding annuity payments, Required Minimum Distributions (“RMDs”), and other matters.

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Payment Options

You may choose fixed annuity payments based on a fixed rate and the 1983a Annuity Mortality Table with the ages set back 10 years, variable annuity payments that vary with the investment results of the Subaccounts you select, or you may choose both, converting one portion of the net amount you annuitize into fixed annuity payments and another portion into variable annuity payments.

If you select fixed annuity payments, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a Joint and Survivor Life annuity with reduced survivor payments when the Primary Annuitant dies. Any net amount you convert to fixed annuity payments will be held in our General Account (but not under any fixed option).

If you select variable annuity payments, you may choose as many Variable Investment Options as you wish. The amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected and may be more or less than a fixed payment option. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into variable annuity payments is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contract, although additional options may become available in the future.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.	Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

3.	Joint and Survivor Life. Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee, guaranteed for a specified period. You may choose to have payments guaranteed from 5 through 30 years (in full years only). The guaranteed period may be limited on Qualified Contracts based on your life expectancy.

Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.

Additionally, if variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the Annuitant’s lifetime or the remaining guaranteed period after the redemption. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return, any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (see CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 3 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 4, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 4 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $200, the withdrawal charge for the partial redemption will be $144 (($5,000 – $200) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

If the Annuitant dies before the guaranteed payments under Annuity Options 2 and 4 are completed, we will pay the remainder of the guaranteed payments to the first person among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

For Qualified Contracts, please refer to the Choosing Your Annuity Date section in this Prospectus. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Your Annuity Payments

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semi-annually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract on the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. Any death benefit payable will be calculated on the “Notice Date”, which is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable on the Notice Date. Such proceeds will be reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds may be payable in a single sum, as an Annuity Option available under the Contract, towards the purchase of any other Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. The Owner’s spouse may continue the Contract (see Death Benefits – Spousal Continuation). In addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Death Benefit Amounts

The Death Benefit Amount as of the Notice Date and prior to the Annuity Date is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments, reduced by any applicable charges and fees, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

Guaranteed Minimum Death Benefit Amount

The actual Guaranteed Minimum Death Benefit (GMDB) Amount will be calculated only when a death benefit becomes payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, and is determined as follows: We look at the Contract as of the first Contract Anniversary and as of every subsequent Contract Anniversary prior to the Annuity Date, that is, the 1st, 2nd, 3rd, etc., until the earlier of:

•	the date the Annuitant reaches his or her 81st birthday,

•	the date of the Annuitant’s death, or

•	the Annuity Date, (each of these Anniversaries is a “Milestone Date”).

For each Milestone Date, we calculate the Death Benefit Amount and:

•	add the aggregate amount of any Purchase Payments received by us after that Milestone Date,

•	subtract an amount for each withdrawal that is calculated by multiplying that Death Benefit Amount before the withdrawal by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal, and

•	subtract the aggregate amount of any previous charges, fees, and/or taxes effected since that Milestone Date.

The highest of these adjusted Death Benefit Amounts, as of the Notice Date, is the GMDB Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract issued under section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds. This “Add-In Amount” is the difference between the Contract Value and the death benefit proceeds that would have been payable. The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. The Add-In Amount is not treated as a new Purchase Payment. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

Example: On the Notice Date, the Owner’s surviving spouse elects to continue the Contract. On that date, the death benefit proceeds were $100,000 and the Contract Value was $85,000. Since the surviving spouse elected to continue the Contract in lieu of receiving the death benefit proceeds, we will increase the Contract Value by an Add-In Amount of $15,000 ($100,000–$85,000=$15,000). If the Contract Value on the Notice Date was $100,000 or higher, then nothing would be added to the Contract Value.

Non-Qualified Contract Distribution Rules

The Contract is intended to comply with all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, distribution of the death benefit proceeds must begin within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within 1 year after the Owner’s death or, if permitted by the IRS, elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of the death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or life with Period Certain. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

Qualified Contract Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan as defined in Sections 401, 403, 457(b) or Sections 408, or 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the sole primary Beneficiary is a surviving spouse. If the surviving spouse elects not to do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy. If the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the deceased Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by December 31 of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of RMDs (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

The Amount of the Death Benefit: Death of the Annuitant

If the sole surviving Annuitant or the first Owner who is also an Annuitant dies on or before the first Contract Anniversary, or if the Annuitant had already reached his or her 81st birthday as of the first Contract Anniversary, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date. For Non-Natural Owners, the Death Benefit proceeds will be payable on proof of death of the first Annuitant.

If the sole surviving Annuitant or the first Owner who is also an Annuitant dies prior to the Annuity Date but after the first Contract Anniversary, and had not yet reached his or her 81st birthday as of the first Contract Anniversary, the death benefit proceeds will be equal to the greater of:

•	the Death Benefit Amount as of the Notice Date, or

•	the GMDB Amount as of the Notice Date.

If the Annuitant who is not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the death benefit proceeds will be payable to the Owner’s Estate.

If the Owner is not an Annuitant and the Owner and Annuitant die simultaneously, the death benefit proceeds will be paid to the first living person in the following order:

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, the death benefit proceeds will be payable to the Owner’s Estate

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the death benefit proceeds will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living, death benefit proceeds will be paid to the Owner’s estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the GMDB Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract, so long as any of your Annuitants are still living. You may surrender your Contract and make a full withdrawal at any time. If you surrender your Contract it will be terminated as of the Effective Date of the withdrawal. Beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. Currently, we are not requiring the 30-day waiting period on partial withdrawals, but we reserve the right to require the 30-day waiting period on partial withdrawals in the future. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we also reserve the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, or if your partial withdrawal request is for an amount exceeding the amount as described in the Amount Available for Withdrawal section below, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. Partial withdrawals from the Fixed Option in any Contract Year may be subject to restrictions.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value (Contract Value less Contract Debt) at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any adjustment for federal and state income tax withholding. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawals Free of a Withdrawal Charge

Subject to the amount available for withdrawal provisions as described above, we will not impose a withdrawal charge on your withdrawal to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than 6 years plus additional Purchase Payments applied to your Contract during that Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations.

Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300 ($15,300 attributable to Purchase Payments and $2,000 attributable to earnings). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

See Choosing Your Annuity Option – Annuity Options for Free Withdrawal amounts that apply to redemptions after the Annuity Date.

Qualified Contracts have special restrictions on withdrawals. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Contracts are included within the calculations. For additional information, see Special Restrictions Under Qualified Plans below. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all eligible Purchase Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semi-annual or annual withdrawals. Currently, we are not enforcing the minimum Contract Value amount but we reserve the right to enforce the minimum amount in the future. Each withdrawal must be for at least $250, except for withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a tax penalty of 10% if you have not reached age 59 1/2. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See FEDERAL TAX ISSUES and THE GENERAL ACCOUNT. Additional information and options are set forth in the SAI.

Special Requirements for Full Withdrawals and Payments to Third Party Payees

Instructions for a full withdrawal and surrender of your Contract in proper form includes, among other things, a return of the original Contract or a lost contract affidavit. For your convenience, our Withdrawal Request form includes a lost contract affidavit for your use in providing us with your full withdrawal and surrender instructions. If you wish to have a full or partial withdrawal check made payable to a third-party payee, you must provide complete instructions and an original signature is required on the Withdrawal Request form or your withdrawal request instructions. If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

Special Restrictions Under Qualified Plans

Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of a 403(b) plan, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, or investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a tax penalty of 10% if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX ISSUES. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to withdrawals from Contracts issued to Qualified Plans are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your Plan Administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

All withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a qualified tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX ISSUES.

Right to Cancel (“Free Look”)

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you have made. If you return your Contract and it is post-marked during the Free Look period, it will be cancelled as of the date we receive your Contract. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract fees and charges.

In some states we are required to refund your Purchase Payments. If your Contract was issued in such a state and you cancel your Contract during the Free Look period, we will return the greater of your Purchase Payments or the Contract Value. In addition, if your Contract was issued as an IRA and you return your Contract within 7 days after you receive it, we will return the greater of your Purchase Payments (less any withdrawals made) or the Contract Value.

Your Purchase Payments are allocated to the Investment Options you indicated on your application, unless otherwise required by state law. If state law requires that your Purchase Payments must be allocated to Investment Options different than you requested, we will comply with state requirements. At the end of the Free Look period, we will allocate your Purchase Payments based on your allocation instructions.

See ADDITIONAL INFORMATION – State Considerations.

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your financial professional if you have any questions regarding your state’s Free Look period and the amount of any refund.

You will find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your Contract is issued.

PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2009, we had $214.9 billion of individual life insurance in force and total admitted assets of approximately $94.7 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose financial professionals are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account B

Separate Account B was established on September 25, 1996 as a separate account of Pacific Life, and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Funds. Investment in a Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and SAI for the Funds for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Separate Account B, which are included in its annual report dated as of December 31, 2009.

			Number of
			Subaccount
	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at
	Period	Year	End of Period

International Value
2009	$9.24	$11.67	55,042
2008	$17.96	$9.24	68,952
2007	$17.14	$17.96	78,668
2006	$13.83	$17.14	92,284
2005	$12.81	$13.83	112,661
2004	$11.16	$12.81	134,549
2003	$8.86	$11.16	170,596
2002	$10.44	$8.86	229,131
2001	$13.55	$10.44	302,810
2000	$15.22	$13.55	380,633

Long/Short Large-Cap
2009	$6.54	$8.23	681
05/02/2008-12/31/2008	$10.16	$6.54	286

International Small-Cap
2009	$5.42	$6.97	136
2008	$10.55	$5.42	13
2007	$10.21	$10.55	494
05/05/2006-12/31/2006	$10.16	$10.21	403

Equity Index
2009	$6.52	$8.13	2,701
2008	$10.56	$6.52	2,533
2007	$10.18	$10.56	2,249
2006	$8.94	$10.18	2,718
2005	$8.66	$8.94	3,138
2004	$7.94	$8.66	12,511
2003	$6.27	$7.94	17,071
2002	$8.19	$6.27	12,519
2001	$9.46	$8.19	10,089
02/14/2000-12/31/2000	$10.00	$9.46	11,217

Small-Cap Index
2009	$8.64	$10.92	6,525
2008	$13.48	$8.64	7,136
2007	$13.95	$13.48	7,810
2006	$12.01	$13.95	7,842
2005	$11.67	$12.01	7,654
2004	$10.05	$11.67	11,159
2003	$6.96	$10.05	14,736
2002	$8.95	$6.96	17,334
2001	$8.92	$8.95	1,826
02/14/2000-12/31/2000	$10.00	$8.92	14

Small-Cap Equity
2009	$10.19	$13.08	10
2008	$13.98	$10.19	11
2007	$13.37	$13.98	11
2006	$11.43	$13.37	32
12/05/2005-12/31/2005	$11.57	$11.43	37

Equity
2009	$6.47	$8.62	224,827
2008	$11.14	$6.47	290,310
2007	$10.63	$11.14	350,053
2006	$9.92	$10.63	421,246
2005	$9.44	$9.92	525,708
2004	$9.11	$9.44	631,240
2003	$7.43	$9.11	811,540
2002	$10.25	$7.43	1,004,865
2001	$13.29	$10.25	1,335,006
2000	$18.19	$13.29	1,553,195

American Funds® Asset Allocation[1]
2009	N/A	N/A	N/A

			Number of
			Subaccount
	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at
	Period	Year	End of Period

American Funds® Growth-Income
2009	$7.76	$10.01	5,561
2008	$12.71	$7.76	5,929
2007	$12.32	$12.71	7,841
2006	$10.88	$12.32	8,423
05/06/2005-12/31/2005	$10.09	$10.88	2,178

American Funds® Growth
2009	$7.80	$10.68	2,205
2008	$14.17	$7.80	2,217
2007	$12.84	$14.17	4,520
2006	$11.86	$12.84	4,099
05/06/2005-12/31/2005	$10.15	$11.86	847

Large-Cap Value
2009	$9.60	$11.66	13,625
2008	$14.94	$9.60	16,053
2007	$14.63	$14.94	17,293
2006	$12.62	$14.63	13,113
2005	$12.06	$12.62	20,887
2004	$11.12	$12.06	23,728
2003	$8.59	$11.12	29,879
2002	$11.31	$8.59	24,073
2001	$11.91	$11.31	12,742
02/14/2000-12/31/2000	$10.00	$11.91	1,509

Technology
2009	$3.32	$4.99	974
2008	$6.95	$3.32	976
2007	$5.73	$6.95	2,425
2006	$5.31	$5.73	1,942
2005	$4.43	$5.31	1,728
2004	$4.33	$4.43	1,532
2003	$3.08	$4.33	2,508
2002	$5.82	$3.08	9,765
01/02/2001-12/31/2001	$10.00	$5.82	8,272

Floating Rate Loan
2009	$6.78	$8.31	2,341
2008	$9.72	$6.78	4,966
05/04/2007-12/31/2007	$10.00	$9.72	5,905

Small-Cap Growth
2009	$5.34	$7.76	57,281
2008	$10.24	$5.34	70,608
2007	$9.02	$10.24	81,669
2006	$8.71	$9.02	112,035
2005	$8.60	$8.71	132,513
2004	$7.33	$8.60	150,295
2003	$5.58	$7.33	201,128
2002	$7.56	$5.58	240,831
2001	$9.26	$7.56	315,269
2000	$11.59	$9.26	374,611

Short Duration Bond
2009	$9.91	$10.62	6,337
2008	$10.59	$9.91	5,850
2007	$10.28	$10.59	7,836
2006	$10.00	$10.28	10,623
2005	$9.98	$10.00	9,299
2004	$10.00	$9.98	12,061
05/01/2003-12/31/2003	$10.00	$10.00	6,079

Comstock
2009	$7.00	$8.89	6,338
2008	$11.24	$7.00	6,352
2007	$11.75	$11.24	17,780
2006	$10.24	$11.75	20,732
2005	$9.95	$10.24	23,479
2004	$8.62	$9.95	25,451
2003	$6.65	$8.62	13,188
2002	$8.66	$6.65	8,152
2001	$9.75	$8.66	5,986
10/19/2000-12/31/2000	$10.00	$9.75	5,891

			Number of
			Subaccount
	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at
	Period	Year	End of Period

Growth LT
2009	$6.29	$8.52	81,960
2008	$10.80	$6.29	109,149
2007	$9.47	$10.80	130,854
2006	$8.75	$9.47	170,967
2005	$8.24	$8.75	222,089
2004	$7.57	$8.24	273,640
2003	$5.73	$7.57	348,389
2002	$8.18	$5.73	424,994
2001	$11.78	$8.18	538,772
2000	$16.39	$11.78	611,317

Focused 30
2009	$7.30	$10.83	7,909
2008	$14.85	$7.30	7,200
2007	$11.42	$14.85	8,414
2006	$9.36	$11.42	2,729
2005	$7.78	$9.36	1,871
2004	$6.87	$7.78	1,613
2003	$4.90	$6.87	2,016
2002	$7.03	$4.90	2,175
2001	$8.23	$7.03	5,801
10/26/2000-12/31/2000	$10.00	$8.23	3,194

Health Sciences
2009	$9.07	$11.38	324
2008	$12.81	$9.07	326
2007	$11.15	$12.81	326
2006	$10.46	$11.15	170
2005	$9.20	$10.46	759
2004	$8.68	$9.20	1,136
2003	$6.88	$8.68	2,953
2002	$9.10	$6.88	7,948
01/02/2001-12/31/2001	$10.00	$9.10	7,733

Mid-Cap Equity
2009	$13.78	$18.97	6,978
2008	$22.91	$13.78	7,810
2007	$23.74	$22.91	13,357
2006	$20.94	$23.74	16,821
2005	$19.51	$20.94	24,579
2004	$15.81	$19.51	24,682
2003	$12.42	$15.81	27,978
2002	$14.73	$12.42	30,564
2001	$13.18	$14.73	23,554
02/14/2000-12/31/2000	$10.00	$13.18	14,559

International Large-Cap
2009	$7.72	$10.17	8,872
2008	$12.11	$7.72	8,450
2007	$11.24	$12.11	9,335
2006	$8.97	$11.24	17,309
2005	$8.07	$8.97	8,584
2004	$6.90	$8.07	5,808
2003	$5.36	$6.90	5,604
2002	$6.60	$5.36	2,487
2001	$8.20	$6.60	1,224
02/14/2000-12/31/2000	$10.00	$8.20	2,600

Mid-Cap Growth
2009	$4.97	$7.81	12,485
2008	$9.76	$4.97	14,923
2007	$8.05	$9.76	19,448
2006	$7.49	$8.05	15,004
2005	$6.45	$7.49	12,528
2004	$5.38	$6.45	14,714
2003	$4.18	$5.38	11,768
2002	$8.01	$4.18	14,751
01/02/2001-12/31/2001	$10.00	$8.01	4,258

Real Estate
2009	$19.58	$25.54	5,289
2008	$33.09	$19.58	5,432
2007	$40.02	$33.09	5,421
2006	$29.40	$40.02	4,272
2005	$25.52	$29.40	2,798
2004	$18.81	$25.52	3,113
2003	$13.87	$18.81	4,657
2002	$14.11	$13.87	7,506
2001	$13.18	$14.11	5,408
02/14/2000-12/31/2000	$10.00	$13.18	2,095

			Number of
			Subaccount
	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at
	Period	Year	End of Period

Small-Cap Value
2009	$14.70	$18.43	4,343
2008	$20.76	$14.70	4,938
2007	$20.42	$20.76	6,609
2006	$17.29	$20.42	7,137
2005	$15.43	$17.29	3,160
2004	$12.57	$15.43	3,279
05/01/2003-12/31/2003	$10.00	$12.57	1,432

Multi-Strategy
2009	$10.77	$13.08	160,008
2008	$19.86	$10.77	198,229
2007	$19.30	$19.86	234,750
2006	$17.53	$19.30	280,897
2005	$17.12	$17.53	339,151
2004	$15.81	$17.12	402,552
2003	$13.00	$15.81	508,414
2002	$15.17	$13.00	646,807
2001	$15.56	$15.17	966,252
2000	$14.81	$15.56	1,219,221

Main Street® Core
2009	$6.09	$7.77	8,879
2008	$10.11	$6.09	9,609
2007	$9.82	$10.11	12,120
2006	$8.64	$9.82	14,790
2005	$8.27	$8.64	17,421
2004	$7.66	$8.27	14,526
2003	$6.12	$7.66	20,103
2002	$8.66	$6.12	15,929
2001	$9.64	$8.66	26,313
02/14/2000-12/31/2000	$10.00	$9.64	21,023

Emerging Markets
2009	$12.79	$23.30	11,231
2008	$24.78	$12.79	12,264
2007	$18.89	$24.78	13,274
2006	$15.39	$18.89	12,677
2005	$11.03	$15.39	3,824
2004	$8.31	$11.03	3,245
2003	$5.00	$8.31	4,534
2002	$5.23	$5.00	3,289
2001	$5.81	$5.23	7,932
02/14/2000-12/31/2000	$10.00	$5.81	8,372

Cash Management (formerly called Money Market)
2009	$12.79	$12.63	25,214
2008	$12.67	$12.79	42,415
2007	$12.24	$12.67	41,882
2006	$11.85	$12.24	36,858
2005	$11.69	$11.85	44,786
2004	$11.73	$11.69	54,356
2003	$11.81	$11.73	77,795
2002	$11.81	$11.81	126,579
2001	$11.53	$11.81	159,317
2000	$11.02	$11.53	116,843

High Yield Bond
2009	$9.85	$13.59	3,620
2008	$12.84	$9.85	3,842
2007	$12.72	$12.84	6,562
2006	$11.78	$12.72	7,808
2005	$11.67	$11.78	17,452
2004	$10.82	$11.67	19,237
2003	$9.12	$10.82	19,890
2002	$9.53	$9.12	13,905
2001	$9.54	$9.53	20,516
02/14/2000-12/31/2000	$10.00	$9.54	14,534

Managed Bond
2009	$16.41	$19.58	103,183
2008	$16.93	$16.41	131,416
2007	$15.82	$16.93	171,423
2006	$15.31	$15.82	198,471
2005	$15.12	$15.31	231,267
2004	$14.55	$15.12	268,726
2003	$13.89	$14.55	302,785
2002	$12.70	$13.89	432,763
2001	$12.00	$12.70	716,144
2000	$10.92	$12.00	909,826

			Number of
			Subaccount
	AUV at	AUV at	Units
	Beginning of	End of	Outstanding at
	Period	Year	End of Period

Inflation Managed
2009	$14.41	$17.17	18,850
2008	$16.12	$14.41	18,882
2007	$14.84	$16.12	36,096
2006	$14.98	$14.84	32,586
2005	$14.81	$14.98	34,690
2004	$13.79	$14.81	35,515
2003	$12.92	$13.79	34,163
2002	$11.35	$12.92	23,001
2001	$11.04	$11.35	13,394
02/14/2000-12/31/2000	$10.00	$11.04	14

Dividend Growth
(formerly called Diversified Research)
2009	$7.70	$10.06	2,756
2008	$12.82	$7.70	4,986
2007	$12.85	$12.82	5,430
2006	$11.64	$12.85	6,324
2005	$11.21	$11.64	6,783
2004	$10.23	$11.21	4,708
2003	$7.82	$10.23	6,455
2002	$10.46	$7.82	1,944
2001	$10.91	$10.46	7
02/14/2000-12/31/2000	$10.00	$10.91	367

Large-Cap Growth
2009	$4.22	$5.84	10,537
2008	$8.64	$4.22	10,894
2007	$7.20	$8.64	26,221
2006	$7.59	$7.20	46,355
2005	$7.48	$7.59	44,203
2004	$7.25	$7.48	45,940
2003	$5.86	$7.25	30,577
2002	$8.03	$5.86	29,921
01/02/2001-12/31/2001	$10.00	$8.03	24,582

Diversified Bond
2009	$9.47	$10.65	6,775
2008	$10.41	$9.47	5,827
2007	$10.42	$10.41	8,198
05/05/2006-12/31/2006	$10.01	$10.42	3,057

1As of December 31, 2009, this Subaccount has not commenced operations.

FEDERAL TAX ISSUES

The following summary of federal income tax issues is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable foreign, state or local tax laws. We do not make any guarantee regarding the tax status, federal, foreign, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract. Additional tax information is included in the SAI.

Diversification Requirements and Investor Control

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract and qualify for tax deferral. We believe the underlying Variable Investment Options for the contract meet these requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI.

In addition, for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of investor control the contract owner would not derive the tax benefits normally associated with variable annuities. For more information regarding investor control, please refer to the contract SAI.

Taxation of Annuities - General Provisions

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Non-Qualified Contracts - General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Taxes Payable

A Contract Owner is not taxed on the increases in the value of a Contract until an amount is received or deemed to be received. An amount could be received or deemed to be received, for example, if there is a partial distribution, a lump sum distribution, an Annuity payment or a material change in the Contract. Increases in Contract Value that are received or deemed to be received are taxable to the Contract Owner as ordinary income. Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Non-Natural Persons as Owners

If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be subject to current tax on annual increases in Contract Value at ordinary income rates unless some other exception applies. Certain entities, such as some trusts, may be deemed to be acting as agents for natural persons. Corporations, including S corps, C corps, LLCs, partnerships and FLPs, and tax exempt entities are non-natural persons that will not be deemed to be acting as agents for natural persons.

Taxes Payable on Withdrawals Prior to the Annuity Date

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments reduced by non-taxable amounts previously received (investment in the Contract), and then as non-taxable recovery of your Purchase Payments. Therefore, you include in your gross income the smaller of: a) the amount of the partial withdrawal, or b) the amount by which your Contract Value (determined without considering any surrender charge) immediately before you receive the distribution exceeds your investment in the Contract at that time. If at the time of a partial withdrawal your Contract Value does not exceed your investment in the Contract, then the withdrawal will not be includable in gross income and will simply reduce your investment in the Contract. Exceptions to this rule are distributions in full discharge of your Contract (a full surrender) or distributions from contracts issued and investments made before August 14, 1982.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. You should consult your tax adviser for additional information regarding taking a partial or a full distribution from your Contract.

Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this Prospectus there are no regulations interpreting these aggregation provisions.

10% Tax Penalty Applicable to Certain Withdrawals and Annuity Payments

The Code provides that the taxable portion of a withdrawal or other distribution may be subject to a tax penalty equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to your becoming disabled,

•	any payment made under an immediate annuity,

•	attributable to an investment in the Contract made prior to August 14, 1982, or

•	any distribution that is a part of a series of substantially equal periodic payments (Code Section 72(q) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or life expectancies) of you and your designated beneficiary.

Additional exceptions may apply to certain Qualified Contracts (see Taxes Payable on Annuity Payments and the applicable Qualified Contracts).

Distributions After the Annuity Date

After you annuitize, a portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a tax penalty.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a tax penalty.

Same-Sex Spouses

Pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Distributions to Beneficiary After Contract Owner’s Death

Generally, the same tax rules apply to amounts received by the Beneficiary as those that apply to the Contract Owner, except that the early withdrawal tax penalty does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions.

If within sixty days after the date on which a lump sum death benefit first becomes payable and the Beneficiary elects to receive annuity or life expectancy payments in lieu of the lump sum death benefit, then the Beneficiary will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the Beneficiary will be taxed on the annuity or life expectancy payments as they are received.

If death occurs after the Annuity Date, but before the expiration of a period certain option, the Beneficiary will recover the balance of the Investments as payments are made and may be allowed a deduction on the final tax return for the unrecovered Investments. A lump sum payment taken by the Beneficiary in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Investments would be subject to income tax.

Contract Owner’s Estate

Generally, any amount payable to a Beneficiary after the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. If the inclusion of the value of the Contract triggers a federal estate tax to be paid, the Beneficiary may be able to use a deduction called Income in Respect of Decedent (IRD) in calculating the income taxes payable upon receipt of the death benefit proceeds. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax (GSTT) consequences under section 2601 of the Code. You should consult with a qualified tax advisor if you have questions about federal estate tax, IRD, or GSTT.

Gifts of Annuity Contracts

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax reporting to the donor on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% early withdrawal tax penalty and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Tax Withholding for Non-Qualified Contracts

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. For nonperiodic distributions, you will have the option to provide us with withholding information at the time of your withdrawal request. If you do not provide us with withholding information, we will generally withhold 10% of the taxable distribution amount and remit it to the IRS. For periodic (annuity) payments, the rate of withholding will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with withholding information, we are required to determine the withholding, from every annuity payment, as if you are a married person with 3 exemptions.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Please call 1-800-722-4448 with any questions about the required withholding information. Financial professionals may call us at 1-800-722-2333.

Tax Withholding for Non-resident Aliens or Non U.S. Persons

Taxable distributions to Contract Owners who are non-resident aliens or other non U.S. persons are generally subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. Prospective foreign owners are advised to consult with a tax advisor regarding the U.S., state and foreign tax treatment of a Contract.

Exchanges of Non-Qualified Contracts (1035 Exchanges)

You may make your initial or an additional Purchase Payment through an exchange of an existing annuity contract or endowment life insurance contract pursuant to Section 1035 of the Code (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section of the form that you are making a 1035 exchange and submitting any applicable state replacement form. The form is available by calling your Financial professional or by calling our Contract Owner number at 1-800-722-4448. Financial professionals can call 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract or life insurance policy you are exchanging. If you are making an initial Purchase Payment, a completed Contract application should also be attached.

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity or life insurance contract for another annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Partial 1035 Exchanges

A partial exchange is the direct transfer of only a portion of an existing annuity’s Contract Value to a new annuity contract. Rev. Proc. 2008-24 adopted the provisions of Notice 2003-51, with some modifications, finalizing the guidelines for partial 1035 exchanges. Under Rev. Proc. 2008-24, the 24 month period is reduced to 12 months, so that a partial exchange will be treated as tax-free under Code Section 1035 if there are no distributions, from either annuity, within 12 months of the partial 1035 exchange. Alternatively, a partial 1035 exchange will be treated as tax-free under Code Section 1035 if the taxpayer demonstrates that any distribution taken within the 12 months is due to a specifically identified condition that occurred between the date of the partial transfer and the distribution (the conditions are death, disability, attaining age 59 1/2, divorce or loss of employment). Rev Proc. 2008-24 removes the subjective element of Notice 2003-51 (whether the distribution was contemplated at the time of the partial exchange). Also, Rev. Proc. 2008-24 provides that if the partial exchange does not qualify as a tax-free exchange under Code Section 1035, it will be treated as a taxable distribution with a subsequent repurchase, and that if the partial exchange is treated as tax-free under Code Section 1035 and this Rev. Proc., the two contracts will not be aggregated and treated as one contract, but rather will be treated as two separate contracts for tax and penalty purposes.

You should consult your tax adviser prior to effecting a partial 1035 exchange.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, in 2010 the tax rate applicable both to the sale of capital gain assets held more than 1 year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity in 2010. Also, withdrawals or distributions taken from a variable annuity may be subject to a tax penalty equal to 10% of the taxable portion, although exceptions to the tax penalty may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to investments in your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

Given the uncertainty of future changes in applicable federal, state or local tax laws, we cannot appropriately describe the effect a tax law change may have on taxes that would be attributable to the Separate Account or your Contract.

Qualified Contracts - General Rules

The Contracts are available to a variety of Qualified Plans and IRAs. Tax restrictions and consequences for Contracts under each type of Qualified Plan and IRAs differ from each other and from those for Non-Qualified Contracts. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans and IRAs. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

Tax Deferral

It is important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among Investment Options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan or IRA.

Taxes Payable

Generally, amounts received from Qualified Contracts are taxed as ordinary income under Section 72, to the extent that they are not treated as a tax free recovery of contributions. Different rules apply for Roth IRAs. Consult your tax advisor before requesting a distribution from a Qualified Contract.

10% Tax Penalty for Early Withdrawals

Generally, distributions from IRAs and Qualified Plans that occur before you attain age 59 1/2 are subject to a 10% tax penalty imposed on the amount of the distribution that is includable in gross income, with certain exceptions. These exceptions include distributions:

•	made to a beneficiary after the owner’s/participant’s death,

•	attributable to the owner/participant becoming disabled under Section 72(m)(7),

•	that are part of a series of substantially equal periodic payments (also referred to as SEPPs or 72(t) payments) made (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary,

•	for certain higher education expenses (IRAs only),

•	used to pay for certain health insurance premiums or medical expenses (IRAs only),

•	for costs related to the purchase of your first home (IRAs only), and

•	(except for IRAs) made to an employee after separation from service after reaching age 55 (or age 50 in the case of a qualified public safety employee).

Tax Withholding for Qualified Contracts

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents.

Required Minimum Distributions

The regulations provide that you cannot keep assets in Qualified Plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/Annuitant no later than the Owner/Annuitant’s RBD, or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reaches age 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002 (“Final Regulations”). Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these Final Regulations, the IRA owner does not need to actually have a named beneficiary when they turn age 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

If the Owner/Annuitant dies prior to his RBD or complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules” section of this Prospectus. For non-spouse beneficiaries, life expectancy is initially computed by use of the Single Life Table of the Final Regulations (Regulation Section 1.401(a)(9)-9). Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

RMDs and Annuity Options

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs as annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	issued under a Plan that permits Loans (a “Loan Eligible Plan”).

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

If your request for a loan is processed, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. These rates may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrues daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions. For more information about loans, including the consequences of loans, loan procedures, loan terms and repayment terms, see the SAI.

We may change these loan provisions to reflect changes in the Code or interpretations thereof. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

IRAs and Qualified Plans

The following is only a general discussion about types of IRAs and Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are SEP IRAs under Code Section 408(k), Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401, 403(b), or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year, the persons who may be eligible to contribute, when rollovers are available and when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis.

Annual contributions are generally allowed for persons who have not attained age 70 1/2 and who have compensation (as defined by the IRS) of at least the contribution amount. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Failure to make mandatory minimum distributions may result in imposition of a 50% tax penalty on any difference between the required distribution amount and the amount actually distributed. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds (such as proceeds from existing insurance policies, annuity contracts or securities) from certain existing Qualified Plans into your traditional IRA if those funds are in cash. This will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plan”) is a type of IRA established under Code Section 408(p)(2). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each participant of the SIMPLE Plan. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2. In addition, the tax penalty is increased to 25% for amounts received or rolled to another IRA or Qualified Plan during the 2-year period beginning on the date an employee first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by their employer. Contributions to a SIMPLE IRA will generally include employee salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be transferred to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, a 403(b), a 457(b) or other Qualified Plan after the required 2-year period.

SEP-IRAs

A Simplified Employee Pension (SEP) is an employer sponsored retirement plan under which an employer is allowed to make contributions toward their employees’ retirement, as well as their own retirement (if the employer is self-employed). A SEP is a type of IRA established under Code Section 408(k). Under a SEP, a separate IRA account called a SEP-IRA is set up by or for each eligible employee and the employer makes the contribution to the account. Like other IRAs, a 10% tax penalty is imposed on certain distributions that occur before an employee attains age 59 1/2.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax Sheltered Annuities (“TSAs”)

Employees of certain tax-exempt organizations, such as public schools or hospitals, may defer compensation through an eligible plan under Code Section 403(b). Salary deferral amounts received from employers for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

In accordance with Code Section 403(b) and final regulations published on July 26, 2007 (“Final Regulations”), as of January 1, 2009, we are required to provide information regarding loans or hardship distributions from your Contract to your 403(b) employer or an agent of your 403(b) employer, upon request. In addition, prior to processing your request for a loan, a hardship distribution or a rollover, we are required to verify certain information about you with your 403(b) employer (or if applicable, former 403(b) employer).

Section 457(b) Non-Qualified Deferred Compensation Plans

Certain employees of governmental entities or tax exempt employers may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to plan provisions and a qualifying triggering event, assets in a Section 457(b) plan established by a governmental entity may be transferred or rolled into an IRA or another Qualified Plan, if the Qualified Plan allows the transfer or rollover. If a rollover to an IRA is completed, the assets become subject to IRA rules, including the 10% penalty on distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the 457(b) plan allows the rollover and if the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election. Assets in a 457(b) plan set up by a tax exempt employer may not be rolled to a different type of Qualified Plan or IRA at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified Plans may be established by an employer for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at shareholders’ meetings of the Funds. However, our current interpretation of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account B. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates. As a result of proportional voting, the votes cast by a small number of Contract Owners may determine the outcome of a vote.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account B in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to or from joint Contract ownership is considered a transfer of ownership. If your Contract is Non-Qualified, you may change Contract ownership at any time while the Annuitant is living and prior to your Annuity Date. You may name a different Owner or add or remove a Joint Owner or Contingent Owner. A Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under a Contract with Joint Owners require approval from both Owners.

If your Contract is Qualified under Code Sections 401 or 457(b), the Qualified Plan must be the sole Owner of the Contract and the ownership cannot be changed unless and until a triggering event has been met under the terms of the Qualified Plan. Upon such event, the ownership can only be changed to the Annuitant. If your Contract is Qualified under Code Sections 408 and 403(b), you must be the sole Owner of the Contract and no changes can be made.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See ANNUITIZATION AND DEATH BENEFITS – Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is the person(s) or entity who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant or Owner dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Any change or addition will generally take effect only when we receive all necessary documents, in proper form, at our Service Center and we record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded.

Spousal consent may be required to change the Beneficiary of an IRA. If you are considering removing a spouse as a Beneficiary, it is recommended that you consult your legal or tax advisor regarding any applicable state or federal laws prior to requesting the change. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account B in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of another investment company, or another investment vehicle. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account B and any new Subaccounts may invest in Portfolios of a Fund or in other investment vehicles. Availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	combine Subaccounts;

•	delete or substitute Subaccounts;

•	combine Separate Account B or part of it with another of our separate accounts or with any of our affiliates’ separate accounts;

•	transfer Separate Account B assets attributable to the Contracts to another of our separate accounts;

•	deregister the Separate Account under the 1940 Act;

•	operate Separate Account B as a management investment company under the 1940 Act or another form permitted by law;

•	establish a committee, board or other group to manage aspects of the Separate Account’s operations;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities; and

•	suspend or discontinue sale of the Contracts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Financial professionals may call us at 1-800-722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

If you are submitting a Purchase Payment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company
1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your financial professional’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Purchase Payment is electronically transmitted to us by the broker-dealer, we will consider the Purchase Payment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-4448 if you have any questions regarding which address you should use. Financial professionals may call us at 1-800-722-2333.

We reserve the right to process any Purchase Payment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; or an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your financial professional or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all contract documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned contracts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify us promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned contracts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	This election will be effective for all Contracts you currently own or acquire in the future.

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-4448 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within 7 calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal and on payment of any death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, any fixed option values, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. When you write, tell us your name, contract number and a description of the suspected error. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

You will also be sent an annual report for the Separate Account and the Funds and a list of the securities held in each Portfolio of the Funds, as required by the 1940 Act; or more frequently if required by law.

Contract Owner Mailings. To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of Contract Owner documents (such as the prospectus, supplements, announcements, and each annual and semi-annual report) may be mailed to Contract Owners who share the same household address (Householding). If you are already participating, you may opt out by contacting us. Please allow 30 calendar days for regular delivery to resume. You may also elect to participate in Householding by writing to us. The current documents are available on our website any time or an individual copy of any of these documents may be requested – see the last page of this Prospectus for more information.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their financial professionals. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual financial professional who sells you a Contract typically will receive a portion of the compensation, under the financial professional’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 6.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of Contracts. The amount under the persistency program for a financial professional is not expected to exceed .25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments up to $1.5 billion, 0.14% on Purchase Payments on next $1.5 billion and 0.10% on Purchase Payments made in excess, attributable to the Master Funds for certain marketing assistance.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

State Considerations

Certain Contract features described in this Prospectus may vary or may not be available in your state. The state in which your Contract is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in Riders or Endorsements to your Contract. See your financial professional or contact us for specific information that may be applicable to your state.

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

California Applicants Age 60 or Older

For residents of the state of California 60 years of age or older, the Free Look period is a 30-day period beginning on the day you receive your Contract. If you are a California applicant age 60 or older and your Contract is delivered or issued for delivery on or after July 1, 2004, you must elect, at the time you apply for your Contract, to receive a return of either your Purchase Payments or your Contract Value proceeds if you exercise your Right to Cancel and return your Contract to us.

If you elect to receive the return of Purchase Payments option, the following will apply:

•	We will allocate all or any portion of any Purchase Payment we receive to any available fixed option if you instruct us to do so. We will allocate all or any portion of any Purchase Payment designated for any Variable Investment Option to the Cash Management Subaccount until the Free Look Transfer Date. The Free Look Transfer Date is 30 days from the Contract Date. On the Free Look Transfer Date, we will automatically transfer your Cash Management Subaccount Value according to the instructions on your application, or your most recent instruction, if any. This automatic transfer to the Variable Investment Options according to your initial allocation instruction is excluded from the Transfer limitations. See HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions.

•	If you specifically instruct us to allocate all or any portion of any additional Purchase Payments we receive to any Variable Investment Option other than the Cash Management Subaccount before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you request a transfer of all or any portion of your Contract Value from the Cash Management Subaccount to any other Variable Investment Option before the Free Look Transfer Date, you will automatically change your election to the return of your Contract Value proceeds option. This will automatically cancel your election of the “return of Purchase Payments” option for the entire Contract.

•	If you exercise your Right to Cancel, we will send you your Purchase Payments.

If you elect the return of Contract Value proceeds option, the following will apply:

•	We will immediately allocate any Purchase Payments we receive to the Investment Options you select on your application or your most recent instructions, if any.

•	If you exercise your Right to Cancel, we will send you your Contract Value proceeds described in the Right to Cancel (“Free Look”) section of this prospectus.

•	Once you elect this option, it may not be changed.

Financial Statements

The statements of assets and liabilities of Separate Account B as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2009. Pacific Life’s consolidated financial statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the 34 Act.

THE GENERAL ACCOUNT

General Information

All amounts allocated to a fixed option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk. You will not share in the investment experience of General Account assets. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Any guarantees provided for under the contract or through optional riders are backed by our financial strength and claims paying ability. You must look to the strength of the insurance company with regard to such guarantees.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in a fixed option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to any fixed option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to any fixed option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year. Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for any fixed option may be changed periodically for new allocations. Your allocation will receive the Guaranteed Interest Rate in effect for that fixed option on the effective date of your allocation. All Guaranteed Interest Rates will credit interest daily at a rate that compounds over one year to equal the annual effective rate. The Guaranteed Interest Rate on your fixed option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw or transfer amounts from any fixed option to one or more of the other Variable Investment Options. No partial withdrawal or transfer may be made from a fixed option within 30 days of the Contract Date. Currently, we are not requiring the 30-day waiting period on partial withdrawals and transfers, but we reserve the right to require the 30-day waiting period on partial withdrawals and transfers in the future. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Amounts transferred or withdrawn from any fixed option may be delayed, as described under ADDITIONAL INFORMATION – Timing of Payments and Transactions. Any amount delayed, so long as it is held under any fixed option, will continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

You may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except that this limitation does not apply under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-half (50%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years, you may transfer or withdraw 50% of your Fixed Option Value in the first year and your remaining Fixed Option Value in the second consecutive year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Currently, we are not enforcing any of the Fixed Option withdrawal and transfer restrictions. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You will find an explanation of what they mean below.

If you have any questions, please ask your financial professional or call us at 1-800-722-4448. Financial professionals may call us at 1-800-722-2333.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or any fixed option.

Annual Fee – A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the calendar year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner – A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any fixed option value, the value of any other Investment Option added to the Contract by Rider or Endorsement, and any Loan Account Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Investments.

Fixed Option – If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – The Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account B or to any of our other separate accounts.

Guaranteed Interest Rate – The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to a fixed option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Guarantee Term – The period during which an amount you allocate to any available fixed option earns interest at a Guaranteed Interest Rate. These terms are up to one-year for a fixed option.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Subaccount, any fixed option or any other Investment Option added to the Contract by Rider or Endorsement.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of a Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment (“Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (IRA), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, or 457 of the Code.

SEC – Securities and Exchange Commission.

Separate Account B (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of the close of the New York Stock Exchange on that Business Day, which usually closes at 4:00 p.m., Eastern time, although it occasionally closes earlier.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PERFORMANCE
Total Returns
Yields
Performance Comparisons and Benchmarks
Power of Tax Deferral

DISTRIBUTION OF THE CONTRACTS
Pacific Select Distributors, Inc. (PSD)

THE CONTRACTS AND THE SEPARATE ACCOUNT
Calculating Subaccount Unit Values
Variable Annuity Payment Amounts
Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4
Corresponding Dates
Age and Sex of Annuitant
Systematic Transfer Programs
Pre-Authorized Withdrawals
Death Benefit
Joint Annuitants on Qualified Contracts
More on Federal Tax Issues
Safekeeping of Assets

FINANCIAL STATEMENTS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

To receive a current copy of the Pacific Select Variable Annuity II SAI without charge, call
(800) 722-4448. Financial professionals may call us at (800) 722-2333. You may also complete the following and send it to:

Pacific Life Insurance Company Post Office Box 2378 Omaha, Nebraska 68103-2378

Name

Address

City	State	Zip

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PACIFIC SELECT VARIABLE ANNUITY II	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity II Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your financial professional or contact us.

You will find more information about the Pacific Select Variable Annuity II variable annuity contract and Separate Account B in the Statement of Additional Information (SAI) dated May 1, 2010.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. In this Prospectus, you will find the table of contents for the SAI on page 52.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to Contact Us
Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: 1-800-722-4448
Financial Professionals: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Purchase Payments, other payments and application forms to the following address:

By mail
Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service
Pacific Life Insurance Company1299 Farnam Street, 6th Floor, AMF
Omaha, Nebraska 68102

How to Contact the SEC	Commission’s Public Reference Section 100 F Street, NE Washington, D.C. 20549 1-202-551-8090 Website: www.sec.gov e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

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Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Visit us at our website: www.PacificLife.com

316-10A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

PACIFIC SELECT VARIABLE ANNUITY II

SEPARATE ACCOUNT B

Pacific Select Variable Annuity II (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2010, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company
Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners
(800) 722-2333 - Financial Professionals

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PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each full year period. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC, and is also referred to as “standardized return.”

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value (“full withdrawal value”) of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $35,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N) − 1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent 1-, 3-, 5- and 10-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

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Yields

Cash Management Subaccount

The “yield” (also called “current yield”) of the Cash Management Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or any other taxes, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $35,000. Yield information may be accompanied by yield quotations that do not take certain charges into account.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semi-annual compounding:

YIELD = 2[(	a – b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $35,000), but does not reflect any withdrawal charge or any charge for applicable premium taxes and/or any other taxes. Yield information may be accompanied by yield quotations that do not take certain charges into account.

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide

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basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. The performance analyses prepared by Lipper and Morningstar rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, Morningstar prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis.

The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 33%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.15% of average daily Account Value), and the Annual Fee (equal to $30 per year if Net Contract Value is $50,000 or less), charge for premium taxes and/or other taxes, any applicable withdrawal charge; or any underlying Fund expenses.

Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 6% of the amount withdrawn attributable to Purchase Payments that are two years old, 5% of the amount withdrawn attributable to Purchase Payments that are three years old, 3% of the amount withdrawn attributable to Purchase Payments that are four years old, 1% of the amount withdrawn attributable to Purchase Payments that are five years old, and 0% of the amount withdrawn attributable to Purchase Payments that are six years old or older. The age of Purchase Payments is determined as described in the Prospectus.

There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. For a description of the charges and expenses under the Contract, see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 33% rate on the amount in excess of the Purchase Payment.

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The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from that illustrated. Withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose financial professionals are authorized by state insurance departments to solicit applications for the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2009, 2008 and 2007 with regard to this Contract was $26,382, $41,530 and $49,980 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

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Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your financial professional or broker-dealer. Certain broker-dealers may also be paid an amount under a persistency program which will be based on assets under management and duration of contracts. The amount under the persistency program for a financial professional is not expected to exceed .25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency program described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the financial professional market the Contracts.

As of December 31, 2009, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

AMCORE Investments Inc., American Portfolios Financial Services Inc., AmTrust Investment Services Inc., Askar Corporation, Bancwest Investment Services Inc., Banc of America Investment Services Inc., C C O Investment Services Corp, Capital Investment Brokerage Inc., Capital Investment Group Inc., C U N A Brokerage Services Inc., C U S O Financial Services LP, Centaurus Financial, Inc., Chevy Chase Financial Services Corp., Citigroup Global Markets Inc., Colonial Brokerage Inc., Commonwealth Financial Network, B B V A Compass Investment Solutions Inc., Essex National Securities Inc., F S C Securities Corporation, Fifth Third Securities Inc., Financial Network Investment Corp., First Allied Securities Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., Great American Advisors Inc., I N G Financial Partners Inc., Infinex Investments Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., Investment Professionals Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Key Investment Services L L C, L P L Financial Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., M & T Securities Inc., M Holdings Securities Inc., M M L Investors Services Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Morgan Stanley & Co. Incorporated, Multi-Financial Securities Corp., Mutual Of Omaha Investor Services Inc., NF P Securities Inc., National Planning Corporation, NEXT Financial Group Inc., P N C Investments L L C, Park Avenue Securities LLC., Primevest Financial Services Inc., ProEquities Inc., R B C Capital Markets Corporation, Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Sagepoint Financial Inc., Securian Financial Services Inc., Securities America, Sigma Financial Corp., Signator Investors Inc., Sorrento Pacific Financial L L C, Sterne Agee Financial Services Inc., Sterne, Agee & Leach Inc., Stifel Nicolaus & Company Inc., Suntrust Investment Services Inc., Tower Square Securities Inc., Transamerica Financial Advisors Inc., Triad Advisors Inc., U B S Financial Services Inc., U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, V S R Financial Services Inc., Vision Investment Services Inc., Securities Financial Network L L C, Wachovia Securities L L C, Walnut Street Securities, Wells Fargo Investments LLC, Wescom Financial Services L L C, Woodbury Financial Services Inc., Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

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All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Contract over other investment options. You may ask your financial professional about these potential conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Pacific Select Fund Distributor.

THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:
Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) − C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are assessed against your Variable Account Value

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through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Account Value proportionately, relative to your Account Value in each Subaccount and in any fixed option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, any charge for an optional Rider, and/or withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

Example:  Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributed to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made, (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first) but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

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Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factors

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 1.05	= 1; 1 − 1 = 0; 0 × 100% = 0%.

If the net investment performance of a Subaccount’s assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 1.05	= 0.9771; 0.9771 − 1 = −0.0229; −0.0229 × 100% = −2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce

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annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Redemptions of Remaining Guaranteed Variable Payments Under Options 2 and 4

If variable payments are elected under Annuity Options 2 and 4, you may redeem all remaining guaranteed variable payments after the Annuity Date. Also, under Option 4, partial redemptions of remaining guaranteed variable payments after the Annuity Date are available. If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the Annuitant’s lifetime or the remaining guaranteed period after the redemption. The amount available upon full redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you made a full withdrawal, or if applicable, a partial withdrawal. For purposes of calculating the withdrawal charge and Free Withdrawal amount, it will be assumed that the Contract was never converted to provide annuity payments and any prior variable annuity payments in that Contract Year will be treated as if they were partial withdrawals from the Contract (See the CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge section in the Prospectus). For example, assume that a Contract was issued with a single investment of $10,000 and in Contract Year 3 the Owner elects to receive variable annuity payments under Annuity Option 4. In Contract Year 4, the Owner elects to make a partial redemption of $5,000. The withdrawal charge as a percentage of the Purchase Payments with an age of 4 years is 3%. Assuming the Free Withdrawal amount immediately prior to the partial redemption is $200, the withdrawal charge for the partial redemption will be $144 (($5,000 − $200) * 3%). No withdrawal charge will be imposed on a redemption if:

•	the Annuity Option is elected as the form of payments of death benefit proceeds, or

•	the Annuitant dies before the period certain has ended and the Beneficiary requests a redemption of the variable annuity payments.

The variable payment amount we use in calculating the present value is determined by summing an amount for each Subaccount, which we calculate by multiplying your Subaccount Annuity Units by the Annuity Unit Value next computed after we receive your redemption request. This variable payment amount is then discounted at the assumed investment return from each future Annuity Payment date that falls within the payment guaranteed period. The sum of these discounted remaining variable payment amounts is the present value of remaining guaranteed variable payments.

If you elect to redeem all remaining guaranteed variable payments in a single sum, we will not make any additional variable annuity payments during the remaining guaranteed period after the redemption.

If you elect to redeem a portion of the remaining guaranteed variable payments in a single sum, we will reduce the number of Annuity Units for each Subaccount by the same percentage as the partial redemption value bears to the amount available upon a full redemption.

Redemption of remaining guaranteed variable payments will not affect the amount of any fixed annuity payments.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

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Age and Sex of Annuitant

The Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states’ regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant’s correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The fixed option(s) are not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Cash Management Subaccount, or, the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time. Only portfolio rebalancing is available after you annuitize. The systematic transfer options are subject to the same requirements and restrictions as non-systematic transfers. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive notice from you in a form satisfactory to us. Your request may specify the date on which you want your first transfer to be made. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semi-annual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again. Currently, we are not enforcing the 30 day waiting period but we reserve the right to enforce such waiting period in the future.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

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Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your “target account(s)”). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of:

•	your request to stop dollar cost averaging is effective, or

•	your source Account Value is zero, or

•	your Annuity Date.

If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization.

For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount.

Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semi-annually or annually. Only portfolio rebalancing is available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in a form satisfactory to us. If you stop portfolio rebalancing, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings from the Fixed Option or the Cash Management Subaccount (the “sweep option”) to one or more other Variable Investment Options (your “target option(s)”). The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. Currently, we are not enforcing the minimum Account Value but we reserve the right to enforce such minimum amounts in the future.

You may choose to have earnings sweeps occur monthly, quarterly, semi-annually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semi-annual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding 6 months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any

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allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option or, if the Money Market was elected as the sweep option, it may not be rebalanced as part of portfolio rebalancing. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options. If you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. Currently, we are not enforcing the 30-day waiting period but we reserve the right to enforce such waiting period in the future.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, may be subject to a 10% federal tax penalty.

Death Benefit

The standard death benefit payable will be calculated as of the date we receive, in a form satisfactory to us, proof of the Annuitant’s death (or, if applicable, the Contract Owner’s death) and instructions regarding payment. Any Guaranteed Minimum Death Benefit payable will be calculated as of the date we are first notified of the death. Any claim of a death benefit must be made in a form satisfactory to us. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments normally will begin within 30 days once we receive all information necessary to process the claim.

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If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If both the Contract Owner(s) and the Annuitant(s) are non-natural persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable charges for Annual Fees, transaction fees, withdrawal fees, premium taxes and/or other taxes, and withdrawal charges.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes the Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, the surviving Contingent Annuitant becomes the Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of the Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit will be payable to the surviving Owner, if there is one; if not, any death benefit will be payable to the Owner’s estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, any death benefit will be payable to the surviving Beneficiary, or to the Owner’s estate if there is no surviving designated Beneficiary. If that Contract Owner was not an Annuitant under the Contract, any death benefit will be payable to the surviving Joint Owner of the Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not, any death benefit will be payable to the surviving designated Beneficiary, or to the Owner’s estate if there is no surviving designated Beneficiary. If the Joint or Contingent Owner is the deceased Contract Owner’s surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

Joint Annuitants on Qualified Contracts

On your Annuity Date, if your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse.

More on Federal Tax Issues

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Pacific Select Fund SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. On March 7, 2008, the Treasury Department issued Final Regulations under Section 817(h). These Final Regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. We reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

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Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Separate Account, a Subaccount (or Variable Investment Option), or a Portfolio. All investment decisions concerning the Separate Accounts and the Subaccounts must be made by us, and all investment decisions concerning the underlying Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not enter into an agreement or arrangement with a portfolio manager of a Portfolio or communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio, and you may not enter into any such agreement or arrangement or have any such communication with us or PLFA.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts. Otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security if your Qualified Contract is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your most recent allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances, these loans are processed by your Plan

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Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” The Loan Account is held under the General Account. To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your most recent allocation instructions.

A transfer from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under the transfer limitations as stated in the HOW YOUR PURCHASE PAYMENTS ARE ALLOCATED – Transfers and Market-timing Restrictions section in the Prospectus.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of the amount available for withdrawal under this Contract (see the WITHDRAWALS – Optional Withdrawals – Amount Available for Withdrawal in the Prospectus), or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretation with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan. See the Qualified Contracts – Loans section in the Prospectus.

Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be 5 years from the effective date of the loan. However, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic

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repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have 60 days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on these contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and may be subject to a 10% federal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. Subject to any regulatory approval, we reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Separate Account B as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2009. Pacific Life’s consolidated financial statements as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are attached. These financial statements should be considered only as bearing on the ability

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of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND INDEPENDENT AUDITORS

The financial statements of Separate Account B of Pacific Life Insurance Company as of December 31, 2009 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Separate Account B dated December 31, 2009, which is incorporated by reference in this Registration statement.

The financial statements of Pacific Life Insurance Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

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Form No. 317-10A

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Notes 1 and 9 to the consolidated financial statements, the accompanying consolidated financial statements have been retrospectively adjusted to give effect of comparative information as a result of the aircraft leasing company transfer.
As discussed in Note 1 to the consolidated financial statements, in 2009, the Company changed its method of accounting and reporting for other than temporary impairments of debt and equity securities.
As discussed in Note 1 to the consolidated financial statements, in 2009, the Company adopted new guidance requiring retrospective application and presentation requirements for noncontrolling interest (previously known as minority interest).
March 4, 2010

Member of Deloitte Touche Tohmatsu

PL-1

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2009	2008
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$26,039	$21,942
Equity securities available for sale, at estimated fair value	278	216
Mortgage loans	6,577	5,622
Policy loans	6,509	6,920
Other investments	2,007	2,052

TOTAL INVESTMENTS	41,410	36,752
Cash and cash equivalents	1,919	3,397
Restricted cash	221	227
Deferred policy acquisition costs	4,806	5,012
Aircraft leasing portfolio, net	5,304	4,999
Other assets	2,253	3,276
Separate account assets	52,564	41,505

TOTAL ASSETS	$108,477	$95,168

LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$33,984	$32,670
Future policy benefits	7,403	9,841
Short-term debt	105	150
Long-term debt	5,632	4,459
Other liabilities	1,872	1,863
Separate account liabilities	52,564	41,505

TOTAL LIABILITIES	101,560	90,488

Commitments and contingencies (Note 21)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	982	782
Retained earnings	6,037	5,426
Accumulated other comprehensive loss	(363)	(1,802)

Total Stockholder’s Equity	6,686	4,436
Noncontrolling interest	231	244

TOTAL EQUITY	6,917	4,680

TOTAL LIABILITIES AND EQUITY	$108,477	$95,168

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
REVENUES
Policy fees and insurance premiums	$2,275	$1,997	$1,780
Net investment income	1,862	1,994	2,120
Net realized investment gain (loss)	153	(749)	69
Other than temporary impairments, consisting of $641 in total, net of $330 recognized in other comprehensive income (loss) for the year ended December 31, 2009	(311)	(580)	(98)
Realized investment gain on interest in PIMCO		109
Investment advisory fees	208	255	327
Aircraft leasing revenue	578	571	535
Other income	137	167	147

TOTAL REVENUES	4,902	3,764	4,880

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,253	1,234	1,266
Policy benefits paid or provided	1,226	1,206	855
Commission expenses	691	715	690
Operating and other expenses	1,246	1,178	1,235

TOTAL BENEFITS AND EXPENSES	4,416	4,333	4,046

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	486	(569)	834
Provision (benefit) for income taxes	44	(315)	129

INCOME (LOSS) FROM CONTINUING OPERATIONS	442	(254)	705
Discontinued operations, net of taxes	(20)	(6)	11

Net income (loss)	422	(260)	716
Less: net (income) loss attributable to the noncontrolling interest from continuing operations	14	3	(38)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$436	($257)	$678

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF EQUITY

				Accumulated Other
				Comprehensive Income (Loss)
				Unrealized
				Gain (Loss) On
				Derivatives
				and Securities		Total
	Common	Paid-in	Retained	Available for	Other,	Stockholder’s	Noncontrolling	Total
	Stock	Capital	Earnings	Sale, Net	Net	Equity	Interest	Equity
	(In Millions)
BALANCES, JANUARY 1, 2007	$30	$780	$5,379	$445	$62	$6,696	$107	$6,803
Comprehensive income (loss):
Net income			678			678	38	716
Other comprehensive loss, net				(300)	(16)	(316)		(316)
Total comprehensive income						362		400
Cumulative effect of adoption of new accounting principle, net of tax			(29)			(29)		(29)
Contributions, net, received by noncontrolling interest							69	69
Other equity adjustment		1				1		1

BALANCES, DECEMBER 31, 2007	30	781	6,028	145	46	7,030	214	7,244
Comprehensive loss:
Net loss			(257)			(257)	(3)	(260)
Other comprehensive loss, net				(1,896)	(97)	(1,993)		(1,993)
Total comprehensive loss						(2,250)		(2,253)
Dividend to parent			(345)			(345)		(345)
Contributions, net, received by noncontrolling interest							33	33
Other equity adjustment		1				1		1

BALANCES, DECEMBER 31, 2008	30	782	5,426	(1,751)	(51)	4,436	244	4,680
Cumulative effect of adoption of new accounting principle, net of tax			175	(170)		5		5

REVISED BALANCES, DECEMBER 31, 2008	30	782	5,601	(1,921)	(51)	4,441	244	4,685
Comprehensive income (loss):
Net income (loss)			436			436	(14)	422
Other comprehensive income (loss)				1,562	47	1,609	(7)	1,602
Total comprehensive income						2,045		2,024
Contribution from parent		200				200		200
Contributions, net, received by noncontrolling interest							8	8

BALANCES, DECEMBER 31, 2009	$30	$982	$6,037	($359)	($4)	$6,686	$231	$6,917

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$442	($254)	$705
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(142)	(144)	(150)
Depreciation and amortization	281	259	255
Deferred income taxes	451	(511)	86
Net realized investment (gain) loss	(153)	749	(69)
Other than temporary impairments	311	580	98
Realized investment gain on interest in PIMCO		(109)
Net change in deferred policy acquisition costs	(202)	(175)	(302)
Interest credited to policyholder account balances	1,253	1,234	1,266
Change in future policy benefits and other insurance liabilities	111	1,182	666
Other operating activities, net	85	(337)	(33)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,437	2,474	2,522
Net cash used in operating activities of discontinued operations	(27)	(18)	(71)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,410	2,456	2,451

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,507)	(2,730)	(5,885)
Sales	1,463	2,084	2,041
Maturities and repayments	2,542	2,136	2,718
Repayments of mortgage loans	406	470	439
Fundings of mortgage loans and real estate	(1,434)	(1,665)	(1,658)
Change in policy loans	411	(510)	(342)
Sale of interest in PIMCO		288
Change in restricted cash	6	7	60
Purchases of derivative instruments	(20)	(12)	(17)
Terminations of derivative instruments	20	84	(41)
Proceeds from nonhedging derivative settlements	64	728	2
Payments for nonhedging derivative settlements	(1,540)	(89)	(43)
Change in collateral received or pledged	(1,226)	1,056	17
Purchases of and advance payments on aircraft leasing portfolio	(561)	(694)	(646)
Other investing activities, net	42	(323)	67

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	(5,334)	830	(3,288)
Net cash provided by investing activities of discontinued operations		7	76

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(5,334)	837	(3,212)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2009	2008	2007
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$8,003	$7,320	$6,876
Withdrawals	(7,972)	(7,602)	(7,131)
Net change in short-term debt	(45)	50	100
Issuance of long-term debt	1,692	335	1,013
Payments of long-term debt	(433)	(381)	(913)
Contribution from (dividend to) parent	200	(345)
Other financing activities, net	1	33	69

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	1,446	(590)	14

Net change in cash and cash equivalents	(1,478)	2,703	(747)
Cash and cash equivalents, beginning of year	3,397	694	1,441

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,919	$3,397	$694

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	($143)	($20)	$67
Interest paid	$146	$195	$272

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

Effective December 31, 2009, Pacific LifeCorp contributed its 100% stock ownership of Aviation Capital Group Corp. (ACG) to Pacific Life (Note 9). ACG is engaged in the acquisition and leasing of commercial jet aircraft. These financial statements and the accompanying footnotes have been prepared by combining the previously separate financial statements of Pacific Life and ACG as if the two entities had been combined as of the beginning of 2007, the first period presented in these consolidated financial statements. This retrospective treatment is prescribed by accounting principles generally accepted in the United States of America (U.S. GAAP) whenever a transfer between entities under common control is effected.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, pension and institutional products, and aircraft leasing.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with U.S. GAAP and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. Noncontrolling interest is primarily comprised of private equity funds (Note 4). All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	Aircraft valuation and impairment

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2008 and 2007 consolidated financial statements to conform to the 2009 financial statement presentation. The most significant conforming reclassification was retrospectively adjusting the consolidated financial statements and respective notes to reflect the ACG transfer.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective September 30, 2009, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) as the single source of authoritative U.S. GAAP. The Codification does not create new accounting and reporting guidance, rather it reorganized then-existing U.S. GAAP pronouncements into approximately 90 Topics within a consistent structure. All guidance in the Codification carries an equal level of authority. After the effective date of the Codification, all nongrandfathered accounting literature not included in the Codification is superseded and deemed nonauthoritative. Adoption of the Codification also changed how the Company references U.S. GAAP in its consolidated financial statements.

In April 2009, the FASB issued additional guidance under the Codification’s Fair Value Measurements and Disclosures Topic. This update relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. The Company early adopted this guidance on March 31, 2009. This update provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Also included is guidance on identifying circumstances that indicate a transaction is not orderly. The adoption of this guidance resulted in an increase of $436 million to the estimated fair value and a resulting decrease of $436 million to gross unrealized investment loss of residential mortgage-backed securities (RMBS) as of March 31, 2009. As of December 31, 2009, the year to date effect of this adoption was an increase of $214 million to the estimated fair value and a decrease of $214 million to the gross unrealized investment loss of RMBS. See Note 14 for information on the Company’s fair value measurements and expanded disclosures.

In April 2009, the FASB issued additional guidance under the Codification’s Investments – Debt and Equity Securities Topic. For debt securities, this guidance replaces the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an other than temporary impairment (OTTI) shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changes the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are to be recognized in earnings and non credit losses are to be recognized in other comprehensive income (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the consolidated financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $170 million, including an after tax DAC impact of $5 million, and an after tax increase to retained earnings of $175 million.

Effective January 1, 2009, the FASB issued additional guidance to the Codification’s Consolidation Topic. This guidance improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. As a result of the adoption of this guidance, which required retrospective application of presentation requirements, total equity as of December 31, 2008 and 2007, increased by $244 million and $214 million, respectively, representing the noncontrolling interest, and other liabilities and total liabilities as of December 31, 2008 and 2007 decreased by $244 million and $214 million, respectively, as a result of reclassifying noncontrolling interest (previously known as minority interest) to equity.

Effective January 1, 2007, the FASB issued additional guidance to the Codification’s Financial Services – Insurance Topic. This guidance governs the accounting for DAC on internal replacements on insurance and investment contracts. This guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The adoption of this guidance resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, after tax, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recorded equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a debt security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recorded to OCI while the credit portion is recorded as a net realized investment loss. If the OTTI is related to credit factors only, it is recorded as a net realized investment loss.

The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor holds a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer, then the investor would not be required to recognize an OTTI by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). As of December 31, 2009, two loans totaling $8 million were considered impaired, however no valuation allowance was necessary as the fair value of the collateral was greater than the carrying amount of the related loans. The Company had no write-downs during the years ended December 31, 2009, 2008 and 2007. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non-marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 18). The amortization recorded in net investment income was $3 million, $5 million and $20 million for the years ended December 31, 2009, 2008 and 2007, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 10).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less. The Company entered into a series of Federal National Mortgage Association (FNMA) pass-through dollar roll transactions during the fourth quarter of 2008. The Company purchased FNMA pass through securities and was contractually obligated to resell the same or substantially the same securities within 30 days of purchase. The Company classified these dollar roll transactions as short-term secured loans and reported them as cash and cash equivalents. As of December 31, 2009 and 2008, the loans amounted to zero and $403 million, respectively. The fair values of the securities held in connection with the secured lending were zero and $410 million as of December 31, 2009 and 2008, respectively.

RESTRICTED CASH

Restricted cash primarily consists of security deposits, commitment fees, maintenance reserve payments, supplemental rental payments and rental payments received from certain lessees related to the aircraft leasing business.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2009 and 2008, the carrying value of DAC was $4.8 billion and $5.0 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 0.5% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $583 million and $552 million as of December 31, 2009 and 2008, respectively.

AIRCRAFT LEASING PORTFOLIO

Aircraft are recorded at cost, which includes certain acquisition costs, less accumulated depreciation. Major improvements to aircraft are capitalized when incurred. The Company evaluates carrying values of aircraft based upon changes in market and other physical and economic conditions and will record impairment losses to recognize a loss in the value of the aircraft when management believes that, based on estimated future cash flows, the recoverability of the Company’s investment in an aircraft is unlikely (Note 9). The Company had four and two non-earning aircraft in the portfolio as of December 31, 2009 and 2008, respectively.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired. Goodwill from acquisitions, included in other assets, totaled $43 million as of December 31, 2009 and 2008. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2009, 2008 and 2007.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, annuity and deposit liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 11). Interest credited to these contracts primarily ranged from 0.2% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 11). Interest rates used in establishing such liabilities ranged from 1.6% to 11.3%.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits (Note 11).
Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.
As of December 31, 2009 and 2008, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.
All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance accounting is utilized for ceded transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists. See Note 16.
REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
Investment advisory fees are primarily fees earned from Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating and other expenses and recorded when incurred.
Aircraft leases, which are structured as triple net leases, are accounted for as operating leases. Aircraft leasing revenue is recognized ratably over the terms of the lease agreements. ACG has four capital leases, which are accounted for under the provisions in the Codification’s Leases Topic. As of December 31, 2009 and 2008, capital leases in the amount of $8 million and $11 million, respectively, are classified in other assets.
DEPRECIATION AND AMORTIZATION

Aircraft and certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from three to 40 years. Depreciation and amortization of aircraft under operating leases and certain other assets are included in operating and other expenses. Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years. Depreciation of investment real estate is included in net investment income.
INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES

Each reporting cycle the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. See Note 21.
SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.
For separate account funding agreements in which the Company provides a guarantee of principal and interest to the contract holder and bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 10 and 14, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.
As of December 31, 2009, Pacific Life had one permitted practice approved by the NE DOI that differed from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). This permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2009 and 2008 did not reflect unrealized losses of $29 million and $88 million, respectively, with regards to this permitted practice. Pacific Life had a second permitted practice with a financial statement filing date of December 31, 2008 that expired on December 30, 2009. This permitted practice allowed Pacific Life to apply the revised version of Actuarial Guideline 39 (AG 39) for variable annuity reserves that is contained in the final recommendations submitted by the Capital & Surplus Relief Working Group to the Executive Committee of the NAIC. This permitted practice resulted in lowering statutory reserves by $442 million as of December 31, 2008.
In addition, Pacific Life uses a NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2009 and 2008, this NE DOI prescribed accounting practice resulted in statutory reserves of $20 million and $12 million, respectively, as opposed to statutory reserves of zero and $640 million, respectively, using statutory accounting practices adopted by the NAIC.
STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was $652 million, ($1,529) million and $362 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus of Pacific Life was $5,006 million and $3,136 million as of December 31, 2009 and 2008, respectively.
RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2009 and 2008, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.
DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2009 statutory results, Pacific Life could pay $629 million in dividends in 2010 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.
No dividends were paid during 2009 and 2007. During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million.
The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2009 statutory results, PL&A could pay $23 million in dividends to Pacific Life in 2010 without prior regulatory approval. No dividends were paid during 2009, 2008 and 2007.
OTHER

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2009, statutory reserves ceded to this reinsurer amounted to approximately $162 million.
3.	CLOSED BLOCK
In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.
Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $285 million and $278 million as of December 31, 2009 and 2008, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $307 million and $311 million as of December 31, 2009 and 2008, respectively. The net contribution to income from the Closed Block was $4 million, $1 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

4.	VARIABLE INTEREST ENTITIES
The following table presents, as of December 31, 2009 and 2008, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary			Not Primary Beneficiary
		Maximum			Maximum
	Total	Exposure to		Total	Exposure to
	Assets	Loss		Assets	Loss

	(In Millions)
December 31, 2009:
Aircraft securitizations	$2,642	$218	(1)	$371
Private equity funds	239	30
Asset-backed securities				1,910	$103

Total	$2,881	$248		$2,281	$103

December 31, 2008:
Aircraft securitizations	$2,777	$145	(1)	$427
Private equity funds	236	30
Asset-backed securities				3,816	$93

Total	$3,013	$175		$4,243	$93

(1)	Excludes contingent purchase obligations (Note 21) totaling $100 million and $50 million as of December 31, 2009 and 2008, respectively.
AIRCRAFT SECURITIZATIONS

ACG has sponsored three financial asset securitizations secured by interests in aircraft. ACG serves as the remarketing agent and provides various aircraft related services in all three securitizations for a fee. This fee is eliminated for the two consolidated securitizations and is included in other income as earned for the unconsolidated securitization.
In 2005, ACG sponsored a securitization transaction whereby ACG Trust III acquired 74 of ACG’s aircraft through a private placement note offering in the amount of $1,860 million. ACG receives all of the expected residual return from ACG Trust III. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust III is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust III and represent debt that is non-recourse to the Company (Note 13). Non-recourse debt consolidated from ACG Trust III was $1,309 million and $1,445 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was $130 million and $72 million, respectively. Consolidated assets are reported in aircraft leasing portfolio, net, restricted cash and other assets. Consolidated liabilities are reported in long-term debt and other liabilities.
In 2003, ACG sponsored a securitization transaction whereby Aviation Capital Group Trust II (ACG Trust II) acquired 37 of ACG’s aircraft through a private placement note offering in the amount of $1,027 million. ACG owns 100% of the equity of ACG Trust II and absorbs any losses in the trust up to ACG’s equity interest. Therefore, ACG was determined to be the primary beneficiary of this VIE and ACG Trust II is consolidated into the consolidated financial statements of the Company. These private placement notes are the obligation of ACG Trust II and represent debt that is non-recourse to the Company (Note 13). Non-recourse debt consolidated from ACG Trust II was $666 million and $728 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was $88 million and $73 million, respectively. Consolidated assets are reported in aircraft leasing portfolio, net, restricted cash and other assets. Consolidated liabilities are reported in long-term debt and other liabilities.
In 2000, ACG sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust). ACG and Pacific Life are beneficial interest holders in Aviation Trust. Aviation Trust is not consolidated as the Company is not the primary beneficiary. The carrying value is comprised of beneficial interests issued by Aviation Trust. As of December 31, 2009 and 2008, the maximum exposure to loss, based on carrying value, was zero.

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds and is a VIE due to the lack of control by the other equity investors. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE debt consolidated from the Funds was $2 million as of December 31, 2009 and 2008. Consolidated assets are reported in other investments and cash and cash equivalents and consolidated liabilities are reported in long-term debt.
ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote special purpose entities (SPEs), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. The Company has determined that it is not the primary beneficiary of these entities as the Company does not absorb a majority of the expected losses or receive a majority of the expected residual return. The Company does not consolidate these entities. The investments are reported as fixed maturity securities available for sale and had a net carrying amount of $103 million and $93 million at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009 and 2008, the Company recorded OTTIs of $60 million and $117 million, respectively, related to these securities.
FUTURE ACCOUNTING CHANGE

Effective January 1, 2010, the Company will change the methodology it employs to determine if an entity is a VIE and, once identified, if a VIE should be included in the consolidated financial statements. The new methodology will place more emphasis on the Company’s ability to direct the activities that most significantly impact the entity’s financial performance. The Company will examine anew all entities previously identified as VIEs. The Company does not expect this change to have a material impact on its consolidated financial statements.
5.	INTEREST IN PIMCO
As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes.
During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc., a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.
6.	DISCONTINUED OPERATIONS
The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.
In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale during the year ended December 31, 2007. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction during the year ended December 31, 2007. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On March 31, 2008, a transaction closed whereby the Company sold this held for sale subsidiary to an unrelated third-party. The Company recognized an insignificant pre-tax gain from this transaction during the year ended December 31, 2008.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2009	2008	2007

	(In Millions)
Revenues		$13	$276
Benefits and expenses	$31	22	300

Loss from discontinued operations	(31)	(9)	(24)
Benefit from income taxes	(11)	(3)	(8)

Loss from discontinued operations, net of taxes	(20)	(6)	(16)

Net gain on sale of discontinued operations			53
Provision for income taxes			26

Net gain on sale of discontinued operations, net of taxes			27

Discontinued operations, net of taxes	($20)	($6)	$11

Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets related to discontinued operations were zero and $6 million as of December 31, 2009 and 2008, respectively. Liabilities related to discontinued operations were zero and $13 million as of December 31, 2009 and 2008, respectively.
7.	DEFERRED POLICY ACQUISITION COSTS
Components of DAC are as follows:

	Years Ended December 31,
	2009	2008	2007

	(In Millions)
Balance, January 1	$5,012	$4,481	$4,248
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)	7		(45)
Additions:
Capitalized during the year	777	752	852
Amortization:
Allocated to commission expenses	(446)	(444)	(432)
Allocated to operating expenses	(129)	(133)	(118)

Total amortization	(575)	(577)	(550)
Allocated to OCI	(415)	356	(24)

Balance, December 31	$4,806	$5,012	$4,481

During the years ended December 31, 2009, 2008 and 2007, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in increases in DAC amortization expense of $23 million and $20 million for the years ended December 31, 2009 and 2008, respectively, and a decrease in DAC amortization expense of $12 million for the year ended December 31, 2007. The revised EGPs also resulted in an immaterial decrease in URR amortization for the year ended December 31, 2009, increased URR amortization of $2 million for the year ended December 31, 2008, and decreased URR amortization of $15 million for the year ended December 31, 2007.

8.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for credit related OTTIs and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. See Note 14 for information on the Company’s fair value measurement and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2009:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$105	$10		$115
Obligations of states and political subdivisions	633	12	$46	599
Foreign governments	389	42		431
Corporate securities	17,256	905	308	17,853
RMBS	6,133	105	1,078	5,160
Commercial mortgage-backed securities	1,160	42	23	1,179
Collateralized debt obligations	118	27	33	112
Other asset-backed securities	562	45	17	590

Total fixed maturity securities	$26,356	$1,188	$1,505	$26,039

Perpetual preferred securities	$324	$6	$55	$275
Other equity securities	1	2		3

Total equity securities	$325	$8	$55	$278

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98	$19		$117
Obligations of states and political subdivisions	512	5	$148	369
Foreign governments	211	41	7	245
Corporate securities	15,828	307	1,618	14,517
RMBS	6,133	105	1,306	4,932
Commercial mortgage-backed securities	1,191	15	106	1,100
Collateralized debt obligations	126		2	124
Other asset-backed securities	615	32	109	538

Total fixed maturity securities	$24,714	$524	$3,296	$21,942

Perpetual preferred securities	$385	$3	$174	$214
Other equity securities	2			2

Total equity securities	$387	$3	$174	$216

The Company has investments in perpetual preferred securities that are issued primarily by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale perpetual preferred securities was $451 million and $391 million, respectively, as of December 31, 2009. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $127 million and $116 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.
The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2009, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,825	$68	$25	$1,868
Due after one year through five years	5,235	288	54	5,469
Due after five years through ten years	7,210	366	135	7,441
Due after ten years	4,113	247	140	4,220

	18,383	969	354	18,998
Mortgage-backed and asset-backed securities	7,973	219	1,151	7,041

Total	$26,356	$1,188	$1,505	$26,039

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	27	$383	$46
Corporate securities	442	4,539	308
RMBS	307	3,844	1,078
Commercial mortgage-backed securities	19	339	23
Collateralized debt obligations	6	61	33
Other asset-backed securities	24	205	17

Total fixed maturity securities	825	9,371	1,505

Perpetual preferred securities	18	195	55
Other securities	31	97	26

Total other securities	49	292	81

Total	874	$9,663	$1,586

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2009:
Obligations of states and political subdivisions	11	$116	$6	16	$267	$40
Corporate securities	182	1,766	50	260	2,773	258
RMBS	53	498	94	254	3,346	984
Commercial mortgage-backed securities	6	100	5	13	239	18
Collateralized debt obligations	5	59	32	1	2	1
Other asset-backed securities				24	205	17

Total fixed maturity securities	257	2,539	187	568	6,832	1,318

Perpetual preferred securities				18	195	55
Other securities	16	54	9	15	43	17

Total other securities	16	54	9	33	238	72

Total	273	$2,593	$196	601	$7,070	$1,390

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	32	$276	$148
Foreign governments	5	66	7
Corporate securities	956	9,674	1,618
RMBS	342	3,693	1,306
Commercial mortgage-backed securities	45	796	106
Collateralized debt obligations	5	2	2
Other asset-backed securities	43	326	109

Total fixed maturity securities	1,428	14,833	3,296

Perpetual preferred securities	30	197	174
Other securities	24	95	28

Total other securities	54	292	202

Total	1,482	$15,125	$3,498

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	29	$254	$144	3	$22	$4
Foreign governments	5	66	7
Corporate securities	655	6,692	805	301	2,982	813
RMBS	145	2,229	699	197	1,464	607
Commercial mortgage-backed securities	31	569	74	14	227	32
Collateralized debt obligations	4	1	2	1	1
Other asset-backed securities	25	203	47	18	123	62

Total fixed maturity securities	894	10,014	1,778	534	4,819	1,518

Perpetual preferred securities	7	29	16	23	168	158
Other securities	18	89	27	6	6	1

Total other securities	25	118	43	29	174	159

Total	919	$10,132	$1,821	563	$4,993	$1,677

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.
The table below illustrates the breakdown of non-agency RMBS and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2009.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	2008	2009
	($ In Millions)
Prime RMBS:
AAA	$960	$878	29%	21%	7%	1%
AA	320	279	9%	4%	2%	3%
A	252	208	8%	1%	2%	3%	2%
BAA	525	402	16%	2%	7%	6%	1%
BA and below	1,264	893	38%		8%	18%	12%

Total	$3,321	$2,660	100%	28%	26%	31%	15%	0%	0%

Alt-A RMBS:
AAA	$58	$52	6%	6%
AA	13	16	1%	1%
A	13	9	1%	1%
BAA	24	23	3%		1%	2%
BA and below	843	556	89%		10%	27%	52%

Total	$951	$656	100%	8%	11%	29%	52%	0%	0%

Sub-prime RMBS:
AAA	$230	$179	52%	52%
AA	97	73	22%	22%
A	21	13	5%	5%
BAA	42	32	9%		9%
BA and below	53	37	12%	1%	9%	1%	1%

Total	$443	$334	100%	80%	18%	1%	1%	0%	0%

CMBS:
AAA	$1,017	$1,054	88%	65%	3%		15%	1%	4%
AA	66	61	6%	4%					2%
A	37	32	3%	3%
BAA	28	22	2%				2%
BA	12	10	1%	1%

Total	$1,160	$1,179	100%	73%	3%	0%	17%	1%	6%

As of December 31, 2009, the Company has received advances of $1.5 billion from the Federal Home Loan Bank (FHLB) of Topeka and has issued funding agreements to the FHLB of Topeka. Funding agreements are used as an alternative source of funds for the Company’s spread lending business and the funding agreement liabilities are included in general account policyholder account balances. Assets with an estimated fair value of $1.8 billion as of December 31, 2009 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2009, the Company holds $76 million of FHLB of Topeka stock.

PL&A is a member of FHLB of San Francisco. As of December 31, 2009, no assets are pledged as collateral. As of December 31, 2009, the Company holds $25 million of FHLB of San Francisco stock.

The Company had a securities lending program administered by one of the largest U.S. financial institutions specializing in securities lending and short-term fixed-income asset management. This securities lending program was terminated in February 2009. Securities loaned were zero as of December 31, 2008.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fixed maturity securities	$1,448	$1,467	$1,492
Equity securities	20	23	26
Mortgage loans	297	289	248
Real estate	92	86	68
Policy loans	229	223	209
Partnerships and joint ventures	(78)	21	170
Other	12	21	44

Gross investment income	2,020	2,130	2,257
Investment expense	158	136	137

Net investment income	$1,862	$1,994	$2,120

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$35	$100	$117
Gross losses on sales	(18)	(37)	(23)
Other	12	4	20

Total fixed maturity securities	29	67	114

Equity securities:
Gross gains on sales			5
Gross losses on sales	(11)
Other	2	1

Total equity securities	(9)	1	5

Trading securities	20	(22)	(1)
Variable annuity GLB embedded derivatives	2,211	(2,775)	(222)
Variable annuity GLB policy fees	147	108	78
Variable annuity derivatives — interest rate swaps	(104)	402
Variable annuity derivatives — total return swaps	(1,542)	646	13
Equity put options	(672)	853	31
Synthetic GIC policy fees	25	15
Other derivatives	45	(62)	(11)
Other	3	18	62

Total	$153	($749)	$69

As a result of the significant disruption in the housing, financial and credit markets, the OTTI charges recorded during the year ended December 31, 2009 were primarily related to the Company’s exposure to RMBS, certain structured securities and direct exposure to corporate securities. The table below summarizes the OTTIs by security type (In Millions):

	Recorded in		Included in
	Earnings		OCI	Total

Year ended December 31, 2009:
Corporate securities	$63	(1)	$2	$65
RMBS	116		315	431
Collateralized debt obligations	66		13	79
Perpetual preferred securities	26			26
Other investments	40			40

Total OTTIs	$311		$330	$641

Year ended December 31, 2008:
Corporate securities	$70
RMBS	227
Collateralized debt obligations	156
Other asset-backed securities	1
Perpetual preferred securities	68
Other equity securities	58

Total OTTIs	$580

(1)	Included are $29 million of OTTI recorded in earnings on perpetual preferred securities carried in trusts.
In accordance with additional guidance under the Codification’s Investments – Debt and Equity Securities Topic effective January 1, 2009, the Company began recording the credit loss portion of OTTI adjustments in earnings and the portion related to other factors in OCI. The table below details the amount of OTTIs attributable to credit losses recorded in earnings for which a portion was recognized in OCI (In Millions):

Cumulative credit loss, January 1, 2009	$88
Additions for credit impairments recognized on:
Securities not previously other than temporarily impaired	48
Securities previously other than temporarily impaired	106

Total additions	154

Reductions for credit impairments previously recognized on:
Securities that matured or were sold	(40)
Securities due to an increase in expected cash flows and time value of cash flows	(2)

Total subtractions	(42)

Cumulative credit loss, December 31, 2009	$200

The table below presents separately the gross unrealized losses on investments for which OTTI has been recorded in earnings in current or prior periods and the gross unrealized losses on temporarily impaired investments for which no OTTI has been recorded.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
	(In Millions)
December 31, 2009:
Obligations of states and political subdivisions		$46	$46
Corporate securities	$2	306	308
RMBS	328	750	1,078
CMBS		23	23
Collateralized debt obligations	32	1	33
Other asset-backed securities		17	17

Total fixed maturity securities	$362	$1,143	$1,505

Perpetual preferred securities		$55	$55

Total equity securities		$55	$55

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Available for sale securities:
Fixed maturity	$2,455	($3,269)	($211)
Equity	124	(143)	(49)

Total available for sale securities	$2,579	($3,412)	($260)

Trading securities	$26	($19)	($2)

Trading securities totaled $206 million and $114 million as of December 31, 2009 and 2008, respectively. The cumulative unrealized gains (losses) on trading securities held as of December 31, 2009 and 2008 were $7 million and ($19) million, respectively.

As of December 31, 2009 and 2008, fixed maturity securities of $12 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $6,577 million and $5,622 million as of December 31, 2009 and 2008, respectively. Mortgage loans are collateralized by commercial real estate properties primarily located throughout the U.S. As of December 31, 2009, $1,122 million, $963 million, $785 million, $554 million and $369 million were located in California, Washington, Florida, Texas and Maryland, respectively. As of December 31, 2009, $543 million was located in Canada. There were no defaults during the years ended December 31, 2009, 2008, and 2007. The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2009 or 2008. As of December 31, 2009, mortgage loan investments with one commercial sponsor exceeded 10% of stockholder’s equity. The carrying value of these investments was $725 million as of December 31, 2009.

Investments in real estate totaled $574 million and $459 million as of December 31, 2009 and 2008, respectively. There were no real estate write-downs during the years ended December 31, 2009, 2008 and 2007.

9.	AIRCRAFT LEASING PORTFOLIO, NET

Aircraft leasing portfolio, net, consisted of the following:

	December 31,
	2009	2008
	(In Millions)
Aircraft consolidated from VIEs	$3,081	$3,099
Other aircraft	3,217	2,667

	6,298	5,766
Accumulated depreciation	994	767

Aircraft leasing portfolio, net	$5,304	$4,999

As of December 31, 2009, domestic and foreign future minimum rentals scheduled to be received under the noncancelable portion of operating leases are as follows (In Millions):

	2010	2011	2012	2013	2014	Thereafter
Domestic	$23	$19	$15	$13	$13	$28
Foreign	526	448	369	274	214	390

Total operating leases	$549	$467	$384	$287	$227	$418

As of December 31, 2009 and 2008, aircraft with a carrying amount of $4,954 million and $4,366 million, respectively, were assigned as collateral to secure debt (Notes 4 and 13).

There were no impairments recorded during the years ended December 31, 2009, 2008 and 2007.

During the years ended December 31, 2009, 2008 and 2007, ACG recognized pre-tax gains on the sale of aircraft of zero, zero and $18 million, respectively, which are included in other income.

In December 2007, ACG sold its entire ownership interest in an unconsolidated affiliate. The transaction resulted in a pre-tax gain of $17 million, which is included in net realized investment gain (loss) for the year ended December 31, 2007.

10.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the consolidated statements of financial condition. In accordance with accounting for derivatives and hedging activities, the Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2009, 2008 and 2007, the Company had net losses of zero, zero and $21 million, respectively, reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $24 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2009, 2008 and 2007, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Foreign currency interest rate swaps	$5,099	$6,488
Forward starting interest rate swaps	1,060	1,535
Interest rate swaps	3,910	4,384
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES
Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.
When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the years ended December 31, 2009, 2008 and 2007, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was $5 million, ($1) million and zero, respectively. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.
The Company had the following outstanding derivatives designated as fair value hedges:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Foreign currency interest rate swaps	$13	$18
Interest rate swaps	1,658	1,264
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
The Company has certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments and the periodic cash flows are recognized in net realized investment gain (loss).
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially covered by reinsurance. These reinsurance arrangements are used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.
The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with the GLBs not covered by reinsurance. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative, respectively. Payments are recognized in realized investment loss and receipts are recognized in realized investment gain. The Company has used interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involved the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.
The Company also uses equity put options to hedge equity and credit risks. These equity put options involve the exchange of periodic fixed rate payments for the return, at the end of the option agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
The Company offers equity indexed universal life insurance products, which credits the total return of the S&P 500 to the policy cash value. A policyholder may allocate the policy’s net accumulated value to one or a combination of the following: fixed return account, one year indexed account capped at 12%, or a five year indexed account.

The Company utilizes one year European style S&P 500 call options to hedge the annual exposure of the indexed life insurance product’s index growth rate for the one year indexed account. The Company also purchases five year European style S&P 500 Asian call options to hedge the five year exposure of the indexed life insurance product’s index growth rate for the five year indexed account.
The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the estimated fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.
The Company uses credit default swaps in combination with cash instruments to reproduce the investment characteristics of certain investments. Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. The Company writes credit default swaps for which a payment is delivered if the underlying security of the derivative defaults. The maximum potential amounts of future payments under credit default swaps were $50 million and $95 million as of December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, the fair value of credit derivatives sold by the Company was ($17) million and ($38) million, respectively. The terms for these instruments range from five to seven years.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2009	2008
	(In Millions)
Variable annuity GLB embedded derivatives	$36,408	$33,455
Variable annuity derivatives — interest rate swaps		2,150
Variable annuity derivatives — total return swaps	4,456	2,437
Variable annuity GLB reinsurance contracts	14,878	13,274
Equity put options	5,267	5,173
Synthetic GICs	23,993	23,856
Interest rate swaps	178	535
Foreign currency interest rate swaps	398	460
Other	1,021	849
CONSOLIDATED FINANCIAL STATEMENT IMPACT
Derivative instruments are recorded in the Company’s consolidated statements of financial condition at fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

The following table summarizes the gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 14.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2009	2008		2009	2008
	(In Millions)			(In Millions)
Derivatives designated as hedging instruments:
Foreign currency interest rate swaps	$177	$308	(1)	$230	$87	(1)
	69	146	(5)	154	423	(5)
Forward starting interest rate swap agreements	34	88	(1)		23	(1)
	8	232	(5)		45	(5)
Interest rate swaps	32	32	(1)	106	124	(1)
	13	72	(5)	152	337	(5)

Total derivatives designated as hedging instruments	333	878		642	1,039

Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps		232	(1)
		140	(5)
Variable annuity derivatives — total return swaps	6		(1)	60	33	(1)
		55	(5)	4	53	(5)
Equity put options	329	350	(1)	16		(1)
	41	587	(5)	14		(5)
Foreign currency interest rate swaps	21	1	(1)
		15	(5)		13	(5)
Interest rate swaps	9	18	(1)	2	3	(1)
	1	11	(5)		39	(5)
Other	18	2	(1)	23	1	(1)
	26	11	(5)		38	(5)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	52	429	(2)	754	3,342	(3)
Synthetic GICs					3	(3)
Other				44	8	(4)

Total derivatives not designated as hedging instruments	503	1,851		917	3,533

Total derivatives	$836	$2,729		$1,559	$4,572

Location on the consolidated statements of financial condition:

(1)	Other investments

(2)	Other assets

(3)	Future policy benefits

(4)	Policyholder account balances

(5)	Other liabilities

Net cash collateral received from counterparties was $237 million and $1,392 million as of December 31, 2009 and 2008, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Net cash collateral pledged to counterparties was $137 million and $66 million as of December 31, 2009 and 2008, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.
As of December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with an estimated fair value of $14 million and $147 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2009 and 2008, zero and $15 million, respectively, of the collateral had been repledged. As of December 31, 2009 and 2008, the Company provided collateral in the form of various securities of zero and $17 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.
The following table summarizes amounts recorded in net realized investment gain (loss) for derivatives designated as fair value hedges. Gains and losses include the changes in estimated fair value of the derivatives and the hedged items, and amounts realized on terminations. The net of the amounts presented for each year represent the ineffective portion of the hedge. The amounts presented do not include the periodic net coupon settlements of the derivatives or the coupon income (expense) related to the hedged item.

	Gain (Loss)			Gain (Loss)
	Recognized in			Recognized in
	Income on Derivatives			Income on Hedged Items
	Years Ended			Years Ended
	December 31,			December 31,
	2009	2008	2007	2009	2008	2007
	(In Millions)			(In Millions)
Derivatives in fair value hedges:
Foreign currency interest rate swaps		($1)	($1)		$1	$2
Interest rate swaps	$97	(135)	(56)	($93)	134	56

Total	$97	($136)	($57)	($93)	$135	$58

The following table summarizes amounts recorded in the consolidated financial statements for derivatives designated as cash flow hedges. Gain and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net coupon settlements of the derivatives.

	Gain (Loss)			Gain (Loss)				Gain (Loss)
	Recognized in			Reclassified from				Recognized in Income
	OCI on Derivatives			AOCI into Income				on Derivatives
	(Effective Portion)			(Effective Portion)				(Ineffective Portion)
	Years Ended			Years Ended				Years Ended
	December 31,			December 31,				December 31,
	2009	2008	2007	2009	2008	2007		2009	2008	2007
	(In Millions)			(In Millions)				(In Millions)
Derivatives in cash flow hedges:
Foreign currency interest rate swaps	$42	$66	($97)	($104)	($368)	($3	) (1)			$1	(1)
				9	14	18	(3)
Forward starting interest rate swaps	(254)	336	33		4		(1)	($1)	$3	(2	) (1)
						(1	) (2)
				(11)	(1)	(1	) (3)
Interest rate swaps	66	(146)	(83)	9		(1	) (1)	9	(7)		(1)
					2	3	(2)
				(18)		(3	) (3)
Futures				1	3	4	(2)
					(1)	(1	) (3)

Total	($146)	$256	($147)	($114)	($347)	$15		$8	($4)	($1)

Location on the consolidated statements of operations:

(1)	Net realized investment gain (loss)

(2)	Net investment income

(3)	Interest credited to policyholder account balances

The following table summarizes amounts recorded in the consolidated financial statements for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net coupon settlements of ($1,476) million, $639 million and ($41) million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in net realized investment gain (loss).

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended
	December 31,
	2009	2008	2007
		(In Millions)
Derivatives not designated as hedging instruments:
Variable annuity derivatives — interest rate swaps	($168)	$386		(1)
Variable annuity derivatives — total return swaps	(102)	(55)	$28	(1)
Equity put options	(580)	927	55	(1)
Foreign currency interest rate swaps	(8)	12	(2	) (1)
	(1)	(1)		(2)
Interest rate swaps		(8)	2	(1)
	(1)	(9)		(2)
Other	44	(56)		(1)
Embedded derivatives:
Variable annuity GLB embedded derivatives (including reinsurance contracts)	2,211	(2,775)	(222	) (1)
Other embedded derivatives	(14)	13	1	(1)

Total	$1,381	($1,566)	($138)

Location on the consolidated statements of operations:

(1)	Net realized investment gain (loss)

(2)	Interest credited to policyholder account balances
CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES
Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2009 was $126 million. The maximum exposure to any single counterparty was $41 million at December 31, 2009.
For all derivative contracts, excluding embedded derivative contracts such as variable annuity GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with Pacific Life’s insurer financial strength ratings assigned by certain independent rating agencies. If Pacific Life’s insurer financial strength rating falls below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2009, Pacific Life’s insurer financial strength ratings were above the specified level.
If Pacific Life’s insurer financial strength rating were to fall below the next investment grade from its current standing, the counterparties to the derivative instruments could request immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit risk related contingent features that are in a liability position on December 31, 2009, is $232 million for which the Company has posted collateral of $137 million in the normal course of business. If certain of Pacific Life’s insurer financial strength ratings were to fall one notch as of December 31, 2009, the Company would have been required to post an additional $14 million of collateral to its counterparties.
The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. For the year ended December 31, 2009, the Company has incurred losses of $4 million, included in net realized investment gain (loss), on derivative instruments due to counterparty default related to the bankruptcy of Lehman Brothers Special Finance. These losses were a result of the termination of all remaining open positions with Lehman counterparties.
11.	POLICYHOLDER LIABILITIES
POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2009	2008
	(In Millions)
Universal life	$19,298	$18,729
Annuity and deposit liabilities	7,109	4,515
Funding agreements	5,240	7,890
GICs	2,337	1,536

Total	$33,984	$32,670

FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2009	2008
	(In Millions)
Annuity reserves	$4,960	$4,455
Variable annuity GLB embedded derivatives	754	3,342
URR	734	925
Life insurance	365	360
Closed Block liabilities	306	311
Policy benefits payable	260	433
Other	24	15

Total	$7,403	$9,841

12.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.
The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).
The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2009	2008
	($ In Millions)
Return of net deposits
Separate account value	$46,884	$36,672
Net amount at risk (1)	4,017	11,557
Average attained age of contract holders	61 years	61 years

Anniversary contract value
Separate account value	$16,483	$13,465
Net amount at risk (1)	2,541	5,750
Average attained age of contract holders	63 years	62 years

Minimum return
Separate account value	$1,241	$1,107
Net amount at risk (1)	620	898
Average attained age of contract holders	65 years	64 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2009	2008
	($ In Millions)
Separate account value	$2,675	$2,230
Average attained age of contract holders	58 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2009	2008	2009	2008
	GMDB		GMIB
	(In Millions)		(In Millions)
Balance, beginning of year	$119	$48	$62	$24
Changes in reserves	(11)	119	(23)	38
Benefits paid	(108)	(48)	(1)

Balance, end of year	$0	$119	$38	$62

Reinsurance recoverables related to GMDB reserves totaled zero and $3 million as of December 31, 2009 and 2008, respectively, which are included with other reinsurance receivables in other assets. Reinsurance recoverables related to GMIB reserves are not significant.
Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2009	2008
	(In Millions)
Asset type
Domestic equity	$25,760	$17,927
International equity	6,728	5,476
Bonds	13,775	12,182
Money market	621	1,087

Total separate account value	$46,884	$36,672

13.	DEBT
Debt consists of the following:

	December 31,
	2009	2008
	(In Millions)
Short-term debt:
Credit facility recourse only to ACG	$105	$150

Total short-term debt	$105	$150

Long-term debt:
Surplus notes	$1,150	$150
Fair value adjustment for derivatives and hedging activities	(13)	55
Non-recourse long-term debt:
Debt recourse only to ACG	1,636	1,271
ACG non-recourse debt	761	687
Other non-recourse debt	121	121
ACG VIE debt (Note 4)	1,975	2,173
Other VIE debt (Note 4)	2	2

Total long-term debt	$5,632	$4,459

SHORT-TERM DEBT
ACG has a revolving credit agreement with a bank for a $105 million borrowing facility, which was entered into in May 2009. Interest is at variable rates and the facility matures in April 2010. The amount outstanding as of December 31, 2009 was $105 million, bearing an interest rate of 4.8%. As of and during the year ended December 31, 2009, ACG was in compliance with the debt covenants related to this facility. This credit facility is recourse only to ACG.
ACG had a revolving credit agreement with a bank for a $150 million borrowing facility, which was entered into in April 2008. The amount outstanding as of December 31, 2008 was $150 million, bearing an interest rate of 2.3%. This credit facility matured and was repaid in May 2009.

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2009 and 2008. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2009 and 2008. As of and during the year ended December 31, 2009, Pacific Life was in compliance with the debt covenants related to this facility.
PL&A maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2009 and 2008.
Pacific Life is a member of the FHLB of Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2009 and 2008. The Company had $127 million and $1.0 billion of additional funding capacity from eligible collateral as of December 31, 2009 and 2008, respectively.
PL&A is a member of the FHLB of San Francisco. PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $102 million. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2009 and 2008, PL&A had no debt outstanding with the FHLB of San Francisco.
LONG-TERM DEBT
In June 2009, Pacific Life issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing on June 15, 2039. Interest is payable semiannually on June 15 and December 15. Pacific Life may redeem the 9.25% surplus notes at its option, subject to the approval of the Nebraska Director of Insurance for such optional redemption. The 9.25% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 9.25% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting $650 million of these surplus notes to variable rate notes based upon the London InterBank Offered Rate (LIBOR). The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the surplus notes, which decreased long-term debt by $35 million as of December 31, 2009, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The 7.9% surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The 7.9% surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the 7.9% surplus notes can be made only with the prior approval of the Nebraska Director of Insurance. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. The interest rate swaps were designated as fair value hedges of these surplus notes and the changes in fair value of the hedged surplus notes associated with changes in interest rates are reflected as an adjustment to their carrying amount. This adjustment to the carrying amount of the surplus notes, which increased long-term debt by $22 million and $55 million as of December 31, 2009 and 2008, respectively, is offset by a fair value adjustment which has also been recorded for the interest rate swap derivative instruments.
ACG enters into various term loans with third-parties. Interest on these loans is payable monthly, quarterly or semi-annually and ranged from 0.3% to 6.8% as of December 31, 2009 and from 1.7% to 6.8% as of December 31, 2008. As of December 31, 2009, $1,636 million was outstanding on these loans with maturities ranging from 2010 to 2021. Principal payments due over the next twelve months are $297 million. As of December 31, 2008, $1,271 million was outstanding on these loans. These loans are recourse only to ACG.
ACG enters into various acquisition facilities and bank loans to acquire aircraft. Interest on these facilities and loans accrues at variable rates, is payable monthly and ranged from 1.6% to 3.2% as of December 31, 2009 and from 2.0% to 3.0% as of December 31, 2008. As of December 31, 2009, $761 million was outstanding on these facilities and loans with maturities ranging from 2010 to 2014. As of December 31, 2008, $687 million was outstanding on these facilities and loans. These facilities and loans are non-recourse to the Company.
ACG had a loan with Pacific Asset Funding, LLC, a wholly owned subsidiary of Pacific LifeCorp, for $50 million, which was entered into in April 2009. Interest was at variable rates and the loan was repaid in November 2009.
Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life, entered into various term loans with third-parties. Interest on these loans accrues at fixed rates, is payable monthly and ranged from 5.8% to 6.2% as of December 31, 2009 and 2008. As of December 31, 2009 and 2008, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. Principal payments due over the next twelve months are $32 million. All of these loans are secured by real estate properties and are non-recourse to the Company.
Certain subsidiaries of PAH also entered into various property improvement loans with third-parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and ranged from 1.4% and 2.0% as of December 31, 2009 and 2.6% to 3.6% as of December 31, 2008. As of December 31, 2009 and 2008, there was $34 million outstanding on these loans with maturities ranging from 2010 to 2011. Principal payments due over the next twelve months are $26 million. All of these loans are secured by real estate properties and are non-recourse to the Company.
14.	FAIR VALUE OF FINANCIAL INSTRUMENTS
The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.
Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as highly structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2009 and 2008.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
			(In Millions)
December 31, 2009:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$109	$6			$115
Obligations of states and political subdivisions		565	34			599
Foreign governments		323	108			431
Corporate securities		15,566	2,287			17,853
RMBS		1,510	3,650			5,160
CMBS		852	327			1,179
Collateralized debt obligations		8	104			112
Other asset-backed securities		355	235			590

Total fixed maturity securities		19,288	6,751			26,039

Perpetual preferred securities		205	70			275
Other equity securities	$3					3

Total equity securities	3	205	70			278

Trading securities (2)	92	85	29			206
Cash equivalents	1,714					1,714
Other investments			163			163
Derivatives		369	467	$836	($595)	241
Separate account assets (3)	52,305	116	101			52,522

Total	$54,114	$20,063	$7,581	$836	($595)	$81,163

Liabilities:
Derivatives		$645	$914	$1,559	($595)	$964

Total		$645	$914	$1,559	($595)	$964

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Millions)
December 31, 2008:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$117				$117
Obligations of states and political subdivisions		369				369
Foreign governments		223	$22			245
Corporate securities		12,274	2,243			14,517
RMBS		1,577	3,355			4,932
CMBS		899	201			1,100
Collateralized debt obligations		20	104			124
Other asset-backed securities		328	210			538

Total fixed maturity securities		15,807	6,135			21,942

Perpetual preferred securities		202	12			214
Other equity securities		2				2

Total equity securities		204	12			216

Trading securities (2)		17	97			114
Cash equivalents	$2,597					2,597
Other investments			150			150
Derivatives		1,294	1,435	$2,729	($656)	2,073
Separate account assets (3)	41,145	275	61			41,481

Total	$43,742	$17,597	$7,890	$2,729	($656)	$68,573

Liabilities:
Derivatives		$1,095	$3,477	$4,572	($656)	$3,916

Total		$1,095	$3,477	$4,572	($656)	$3,916

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Trading securities are presented in other investments in the consolidated statements of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the table above differ from the amounts presented in the consolidated statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.
FAIR VALUE MEASUREMENT
The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.
FIXED MATURITY, EQUITY AND TRADING SECURITIES
The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.
For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.
For non-agency RMBS backed by prime, sub-prime and Alt-A collateral, the Company has determined that there has been a significant decrease in the volume and level of transaction activity indicating the need for a valuation technique not solely based on observable transactions and/or quoted market prices. As permitted by guidance in the Codification’s Fair Value Measurements and Disclosures Topic beginning March 31, 2009, the Company determines the estimated fair value for these assets utilizing an internally developed weighting of valuations derived from internal pricing models and independent pricing services. This approach utilizes multiple valuation techniques incorporating an income approach (maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs) and a market approach (based on data provided by independent pricing services) producing a result more representative of an investment’s fair value as compared to a single valuation technique. The income approach incorporates cash flows for each investment adjusted for expected losses assuming various interest rate and housing price-level scenarios. The adjusted cash flows are discounted using a risk premium that market participants would demand given the risk in the modeled cash flows. The risk premium utilized is reflective of an orderly transaction between market participants under current market conditions and includes considerations such as liquidity and structure risk. These internally generated prices are then reviewed in conjunction with prices obtained from multiple independent pricing services. The internally generated prices are weighted with the prices obtained from independent pricing services, with consideration given to the relative range of values that are most representative of fair value under current conditions. These securities have been classified as Level 3 financial assets.
Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.
Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.
CASH EQUIVALENTS
Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These investments are classified as Level 1.

OTHER INVESTMENTS
Other investments include non-marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.
DERIVATIVE INSTRUMENTS
Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2009, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk), and was determined to be immaterial as of December 31, 2009.
The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.
Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.
Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES
Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3. Below is a description of the Company’s fair value methodologies for these embedded derivatives.
The Company’s fair value is calculated as an aggregation of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity and short-term securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity and equity securities available for sale of the Company. Mutual funds are included in Level 1. Most fixed maturity securities are included in Level 2. Level 3 assets include any investments where fair value is based on management assumptions or obtained from independent third-parties and fair value measurement inputs are not sufficiently transparent.
LEVEL 3 RECONCILIATION
The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

					Purchases,
		Total Gains or Losses		Transfers	Sales,		Unrealized
				In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2009	Earnings	OCI	Level 3	Settlements	2009	Still Held (1)
				(In Millions)
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				$6		$6
Obligations of states and political subdivisions			($3)	7	$30	34
Foreign governments	$22	$2	5	71	8	108
Corporate securities	2,243	(28)	644	(974)	402	2,287	($5)
RMBS	3,355	(115)	437	427	(454)	3,650
CMBS	201	1	26	60	39	327
Collateralized debt obligations	104	(67)	71		(4)	104
Other asset-backed securities	210	2	10	42	(29)	235

Total fixed maturity securities	6,135	(205)	1,190	(361)	(8)	6,751	(5)

Perpetual preferred securities	12	(17)	12	(5)	68	70
Other equity securities		1	4	(28)	23

Total equity securities	12	(16)	16	(33)	91	70

Trading securities	97			(51)	(17)	29	2
Other investments	150		24		(11)	163
Derivatives, net	(2,042)	1,504	1		90	(447)	1,597
Separate account assets (2)	61	6		20	14	101	12

Total	$4,413	$1,289	$1,231	($425)	$159	$6,667	$1,606

					Purchases,
				Transfers	Sales,		Unrealized
		Total Gains or Losses		In and/or	Issuances,		Gains
	January 1,	Included in	Included in	Out of	and	December 31,	(Losses)
	2008	Earnings	OCI	Level 3	Settlements	2008	Still Held (1)
	(In Millions)
Assets:
Foreign governments	$32		($7)		($3)	$22
Corporate securities	1,505	$2	(329)	$733	332	2,243	($16)
RMBS	431	(1)	(168)	3,025	68	3,355
CMBS	434		(40)	(141)	(52)	201
Collateralized debt obligations	230	(90)	(35)		(1)	104
Other asset-backed securities	242	(4)	(16)	(11)	(1)	210

Total fixed maturity securities	2,874	(93)	(595)	3,606	343	6,135	(16)

Perpetual preferred securities	46	(33)			(1)	12
Other equity securities	4	(4)

Total equity securities	50	(37)			(1)	12

Trading securities	47	(12)		10	52	97	(11)
Other investments	460	105	(133)		(282)	150
Derivatives, net	(103)	(1,945)	2		4	(2,042)	(1,822)
Separate account assets(2)	11	(5)		46	9	61	(25)

Total	$3,339	($1,987)	($726)	$3,662	$125	$4,413	($1,874)

(1)	Represents the net amount of total gains or losses for the period, recorded in earnings, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2009 and 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
The Company did not have any nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2009. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$6,577	$6,660	$5,622	$5,645
Policy loans	6,509	6,509	6,920	6,920
Other invested assets	196	185	305	334
Restricted cash	221	221	227	227
Liabilities:
Funding agreements and GICs (1)	7,572	8,093	9,419	10,136
Annuity and deposit liabilities	7,109	7,109	4,515	4,515
Short-term debt	105	105	150	150
Long-term debt	5,632	5,806	4,459	4,373

(1)	Balance excludes embedded derivatives that are included in the fair value hierarchy level tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2009 and 2008:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

Included in other invested assets are private equity investments in which the estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

RESTRICTED CASH

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

ANNUITY AND DEPOSIT LIABILITIES

The estimated fair value of annuity and deposit liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

15.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net:
Gross holding gain (loss):
Securities available for sale	$2,601	($3,870)	($239)
Derivatives	(146)	256	(147)
Income tax (expense) benefit	(861)	1,269	135
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	251	458	(21)
Derivatives	25	(4)	(15)
Income tax expense (benefit)	(98)	(159)	12
Allocation of holding (gain) loss to DAC	(415)	356	(24)
Allocation of holding (gain) loss to future policy benefits	85	(119)	(15)
Income tax expense (benefit)	113	(83)	14
Cumulative effect of adoption of new accounting principle	(263)
Income tax expense	93

Unrealized gain (loss) on derivatives and securities available for sale, net	1,385	(1,896)	(300)

Other, net:
Holding gain (loss) on interest in PIMCO and other security	22	(24)	5
Income tax (expense) benefit	(8)	9	(1)
Reclassification of realized gain on sale of interest in PIMCO		(109)
Income tax on realized gain		42

Net unrealized gain (loss) on interest in PIMCO and other security	14	(82)	4
Cumulative effect of adoption of new accounting principle, net of tax			(20)
Other, net of tax	33	(15)

Other, net	47	(97)	(16)

Total other comprehensive income (loss), net	$1,432	($1,993)	($316)

16.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves and irrevocable letters of credit (LOC) held in trust accounts with Pacific Life as beneficiary provide security for statutory reserve credits taken by Pacific Life. Pacific LifeCorp guarantees the obligations of PAR Bermuda and PAR Vermont under the LOC agreement.

The Company entered into treaties to reinsure a portion of new variable annuity business under modified coinsurance arrangements and certain variable annuity living and death benefit riders under coinsurance agreements. Effective January 1, 2008, the quota share on these variable annuity reinsurance treaties was increased from a total of 39% to 45%. Additionally, effective January 1, 2008, the Company recaptured a portion of the variable annuity business ceded during 2007. Effective January 1, 2009, all but one reinsurance treaty terminated for new business, reducing the quota share to 15%. The final treaty terminated for new business issued after March 31, 2009. Variable annuity business ceded prior to these dates continues to be reinsured.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $404 million and $839 million as of December 31, 2009 and 2008, respectively. Reinsurance payables were $37 million and $38 million as of December 31, 2009 and 2008, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2009		2008	2007
	(In Millions)
Direct premiums	$666		$410	$271
Reinsurance ceded (1)	(323)		(291)	(274)
Reinsurance assumed	60	(2)	53	53

Insurance premiums	$403		$172	$50

(1)	Included are $21 million, $13 million and $12 million of reinsurance ceded to PAR Bermuda for the years ended December 31, 2009, 2008 and 2007, respectively.

(2)	Included are $4 million of assumed premiums from Pacific Life Re, a wholly owned subsidiary of Pacific LifeCorp.

17.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan (ERP) covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

The Company amended the ERP to terminate effective December 31, 2007. In anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

In September 2009, the Company received regulatory approval to commence the final termination of the ERP and payment of plan benefits to the participants. The Company completed the final distribution of plan assets to participants in December 2009. The Company recognized settlement costs of $5 million in 2008 and recognized the final settlement costs for the ERP totaling $72 million in 2009.

Pacific Life also maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2009 and 2008, the projected benefit obligation was $37 million and $32 million, respectively. The fair value of plan assets as of December 31, 2009 and 2008 was zero. The net periodic benefit expense of the SERPs was $4 million, $5 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The following table sets forth the benefit obligations, plan assets and funded status of the defined benefit plans:

	December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)
Defined benefit plans:
Benefit obligation, end of year		$37	$198	$32
Fair value of plan assets, end of year	$26		242

Over (under) funded status, end of year	$26	($37)	$44	($32)

The Company incurred a net pension expense of $79 million, $8 million and $9 million for the years ended December 31, 2009, 2008 and 2007, respectively, as detailed in the following table:

	Year Ended		Year Ended		Year Ended
	December 31, 2009		December 31, 2008		December 31, 2007
	ERP	SERP	ERP	SERP	ERP	SERP
	(In Millions)		(In Millions)		(In Millions)
Components of the net periodic pension expense:
Service cost — benefits earned during the year		$2		$2		$2
Interest cost on projected benefit obligation	$12	2	$12	2	$14	2
Expected return on plan assets	(12)		(14)		(16)
Settlement costs	72		5		4
Amortization of net obligations and prior service cost	3			1	2	1

Net periodic pension expense	$75	$4	$3	$5	$4	$5

Significant plan assumptions:

	December 31, 2009		December 31, 2008
	ERP	SERP	ERP	SERP
Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.35%	6.30%	6.35%	6.30%
Salary rate	N/A	4.50%	N/A	4.50%

	Years Ended December 31,
	2009	2008	2007
Weighted-average assumptions used to determine the ERP’s net periodic benefit expense:
Discount rate	6.30%	6.25%	5.75%
Expected long-term return on plan assets	N/A	5.25%	6.13%
The salary rate used to determine the net periodic benefit expense for the SERP was 4.5% for the years ended December 31, 2009, 2008 and 2007.

Pacific Life expects to contribute $3 million to the SERP in 2010. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2010	2011	2012	2013	2014	2015-2019
$3	$3	$3	$3	$3	$15
RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Contributions made by the Company to the RISP amounted to $26 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively, and are included in operating expenses.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2009, 2008 and 2007 was $1 million. As of December 31, 2009 and 2008, the accumulated benefit obligation was $19 million and $18 million, respectively. The fair value of the plan assets as of December 31, 2009 and 2008 was zero.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.50% and 6.35% for 2009 and 2008, respectively.

Benefit payments for the year ended December 31, 2009 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2010	2011	2012	2013	2014	2015-2019
$3	$4	$4	$4	$4	$24
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

18.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
Current	($407)	$196	$43
Deferred	451	(511)	86

Provision (benefit) for income taxes from continuing operations	44	(315)	129
Provision (benefit) for income taxes on discontinued operations	(11)	(3)	18

Total	$33	($318)	$147

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	$170	($199)	$292
Separate account dividends received deduction	(93)	(107)	(103)
Low income housing and foreign tax credits	(19)	(31)	(33)
Other	(14)	22	(27)

Provision (benefit) for income taxes from continuing operations	$44	($315)	$129

Upon adoption of new guidance to the Codification’s Income Taxes Topic relating to the accounting for uncertainty in income taxes on January 1, 2007, the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing separate account Dividends Received Deductions (DRD).
During the year ended December 31, 2008, the Company’s tax contingency related to the accounting for uncertainty in income taxes increased by $402 million for a tax position for which there was uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position were not being claimed on an original return and the Company did not receive cash, interest or penalties were not accrued. Due to the nature of deferred tax accounting, the tax position does not have an impact on the annual effective tax rate.

The $434 million tax contingency related to the accounting for uncertainty in income taxes was decreased by $420 million as a result of events that occurred during the year ended December 31, 2009. The Company effectively settled $18 million of the gross uncertain tax position related to DRD, which resulted in the realization of $9 million of tax benefits. The Company also resolved the uncertain tax accounting position on certain tax deductions resulting in a $402 million decrease. The provision for income taxes from continuing operations has also been reduced by $10 million for additional interest income resulting from favorable tax settlements.
A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions

Balance at December 31, 2007	32
Additions and deletions	402

Balance at December 31, 2008	434
Additions and deletions	(420)

Balance at December 31, 2009	$14

Depending on the outcome of Internal Revenue Service (IRS) audits, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest are recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain tax position is ultimately settled.
During the years ended December 31, 2009, 2008 and 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

The net deferred tax (liability) asset, included in other liabilities and other assets as of December 31, 2009 and 2008, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2009	2008
	(In Millions)
Deferred tax assets:
Policyholder reserves	$724	$1,274
Investment valuation	283	271
Tax net operating loss carryforward	249	168
Tax credit carryforward	214	122
Deferred compensation	45	42
Maintenance reserves	38	46
Dividends to policyholders	8	8
Other	25	27

Total deferred tax assets	1,586	1,958

Deferred tax liabilities:
DAC	(1,313)	(1,222)
Depreciation	(563)	(458)
Reinsurance	(77)	(74)
Hedging	(44)	(14)
Partnership income	(28)	(65)
Retirement benefits		(18)
Other	(41)	(43)

Total deferred tax liabilities	(2,066)	(1,894)

Net deferred tax asset (liability) from continuing operations	(480)	64
Unrealized loss on derivatives and securities available for sale	101	947
Unrealized loss on interest in PIMCO and other security		8
Deferred taxes on cumulative changes in accounting principles	120	27
Minimum pension liability and other adjustments	(10)	8

Net deferred tax asset (liability)	($269)	$1,054

The tax net operating loss carryforwards relate to Federal tax losses incurred in 1998 through 2008 with a 20-year carryforward for non-life losses and a 15-year carryforward for life losses, and California tax losses incurred in 2004 through 2008 with a ten-year carryforward.
The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income and the reversal of deferred tax liabilities.
The Company files income tax returns in U.S. Federal and various state jurisdictions. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS has completed audits of the Company’s tax returns through the tax years ended December 31, 2005 and has commenced audits for tax years 2006, 2007 and 2008. The State of California recently concluded audits for tax years 2003 and 2004 without a material assessment. The Company does not expect the Federal and state audits to result in any material assessments.

19.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds and Aircraft Leasing. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment provides a broad range of life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, survivor life, interest sensitive whole life, corporate-owned life insurance and traditional products such as whole life and term life. Distribution channels include regional life offices, marketing organizations, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Investment Management segment provides investment and insurance products to institutional investors, pension fund sponsors and structured settlement annuitants, primarily through its home office marketing team and other intermediaries. The segment’s principal products include GICs, synthetic GICs, funding agreement-backed notes issued to institutional investors via medium-term note programs or to the FHLB of Topeka, as well as structured settlement annuities issued in conjunction with personal injury awards and group retirement annuities sold to pension plans.

The Annuities & Mutual Funds segment’s principle products include variable and fixed annuities, and mutual funds, and are offered through multiple distribution sources. Distribution channels include independent planners, financial institutions and national/regional wirehouses.

The Aircraft Leasing segment (Note 9) offers aircraft leasing to the airline industry throughout the world and provides brokerage and asset management services to other third-parties.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its consolidated net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments, excluding Aircraft Leasing, are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2009 and 2008, the Company had foreign investments with an estimated fair value of $7.2 billion and $5.8 billion, respectively. Aircraft leased to foreign customers were $5.0 billion and $4.8 billion as of December 31, 2009 and 2008, respectively. Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2009, 2008 and 2007.

The following is segment information as of and for the year ended December 31, 2009:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$1,063	$628	$581		$3	$2,275
Net investment income	892	759	278	$1	(68)	1,862
Net realized investment gain (loss)		55	313	7	(222)	153
OTTIs	(63)	(176)	(16)		(56)	(311)
Investment advisory fees	18		190			208
Aircraft leasing revenue				578		578
Other income	10		112	13	2	137

Total revenues	1,920	1,266	1,458	599	(341)	4,902

BENEFITS AND EXPENSES
Interest credited	681	379	193			1,253
Policy benefits	363	903	(40)			1,226
Commission expenses	353	18	320			691
Operating expenses	290	26	273	59	134	782
Depreciation of aircraft				227		227
Interest expense				182	55	237

Total benefits and expenses	1,687	1,326	746	468	189	4,416

Income (loss) from continuing operations before provision (benefit) for income taxes	233	(60)	712	131	(530)	486
Provision (benefit) for income taxes	66	(24)	151	39	(188)	44

Income (loss) from continuing operations	167	(36)	561	92	(342)	442
Discontinued operations, net of taxes					(20)	(20)

Net income (loss)	167	(36)	561	92	(362)	422
Less: net (income) loss attributable to the noncontrolling interest from continuing operations				(9)	23	14

Net income (loss) attributable to the Company	$167	($36)	$561	$83	($339)	$436

Total assets	$28,589	$13,256	$57,903	$6,091	$2,638	$108,477
DAC	1,865	59	2,882			4,806
Separate account assets	5,590	67	46,907			52,564
Policyholder and contract liabilities	21,133	12,526	7,728			41,387
Separate account liabilities	5,590	67	46,907			52,564

The following is segment information as of and for the year ended December 31, 2008:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$943	$363	$691			$1,997
Net investment income	855	876	178		$85	1,994
Net realized investment gain (loss)	24	51	(768)		(56)	(749)
OTTIs	(69)	(398)	(30)	($3)	(80)	(580)
Realized investment gain on interest in PIMCO					109	109
Investment advisory fees	22		233			255
Aircraft leasing revenue				571		571
Other income	11		117	38	1	167

Total revenues	1,786	892	421	606	59	3,764

BENEFITS AND EXPENSES
Interest credited	661	440	133			1,234
Policy benefits	372	684	150			1,206
Commission expenses	268	18	429			715
Operating expenses	263	34	317	40	78	732
Depreciation of aircraft				208		208
Interest expense				221	17	238

Total benefits and expenses	1,564	1,176	1,029	469	95	4,333

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(284)	(608)	137	(36)	(569)
Provision (benefit) for income taxes	61	(103)	(329)	48	8	(315)

Income (loss) from continuing operations	161	(181)	(279)	89	(44)	(254)
Discontinued operations, net of taxes					(6)	(6)

Net income (loss)	161	(181)	(279)	89	(50)	(260)
Less: net (income) loss attributable to the noncontrolling interest from continuing operations				(8)	11	3

Net income (loss) attributable to the Company	$161	($181)	($279)	$81	($39)	($257)

Total assets	$26,695	$15,155	$45,285	$5,400	$2,633	$95,168
DAC	2,118	64	2,830			5,012
Separate account assets	4,525	284	36,696			41,505
Policyholder and contract liabilities	20,786	14,099	7,626			42,511
Separate account liabilities	4,525	284	36,696			41,505

The following is segment information for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Aircraft	Corporate
	Insurance	Management	Funds	Leasing	and Other	Total
REVENUES			(In Millions)
Policy fees and insurance premiums	$777	$224	$779			$1,780
Net investment income	803	905	186	$9	$217	2,120
Net realized investment gain (loss)	4	115	(99)	17	32	69
OTTIs	(3)	(95)				(98)
Investment advisory fees	29		298			327
Aircraft leasing revenue				535		535
Other income	9		84	50	4	147

Total revenues	1,619	1,149	1,248	611	253	4,880

BENEFITS AND EXPENSES
Interest credited	618	504	144			1,266
Policy benefits	308	535	12			855
Commission expenses	209	11	470			690
Operating expenses	252	34	346	49	88	769
Depreciation of aircraft				189		189
Interest expense				261	16	277

Total benefits and expenses	1,387	1,084	972	499	104	4,046

Income from continuing operations before provision (benefit) for income taxes	232	65	276	112	149	834
Provision (benefit) for income taxes	58	12	(6)	32	33	129

Income from continuing operations	174	53	282	80	116	705
Discontinued operations, net of taxes					11	11

Net income	174	53	282	80	127	716
Less: net income attributable to the noncontrolling interest from continuing operations				(2)	(36)	(38)

Net income attributable to the Company	$174	$53	$282	$78	$91	$678

20.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $244 million, $287 million and $337 million for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $9 million, $7 million and $7 million for the years ended December 31, 2009, 2008 and 2007, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including

PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the years ended December 31, 2009 and 2008, PSD received $86 million and $100 million, respectively, in service fees from the Pacific Select Fund, which are recorded in other income. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which are also recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 19).

As discussed in Note 16, NLGR benefits are reinsured with PAR Bermuda and PAR Vermont.

ACG has derivative swap contracts with Pacific LifeCorp as the counterparty. The notional amounts total $2.0 billion and $1.8 billion as of December 31, 2009 and 2008, respectively. The estimated fair values of the derivatives were net liabilities of $48 million and $106 million as of December 31, 2009 and 2008, respectively.

21.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2010	$1,005
2011 through 2014	494
2015 and thereafter	91

Total	$1,590

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable. Rent expense, which is included in operating and other expenses, in connection with these leases was $8 million, $10 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. In connection with the sale of a block of business in 2005, PL&A is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $15 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2010	$8
2011 through 2014	20
2015 and thereafter	2

Total	$30

As of December 31, 2009, ACG has commitments with major aircraft manufacturers to purchase aircraft at an estimated delivery price of $6,370 million with delivery from 2010 through 2017. Such purchase commitments may be funded:
•	up to $635 million in less than one year,

•	an additional $2,325 million in one to three years,

•	an additional $2,116 million in three to five years, and

•	an additional $1,021 million thereafter.
As of December 31, 2009, deposits related to these agreements totaled $273 million and are included in other assets.

In connection with an acquisition in 2005, ACG assumed residual value support agreements with expiration dates ranging from 2011 to 2015. The gross remaining residual value exposure under these agreements was $99 million as of December 31, 2009 and 2008. As of December 31, 2009, the Company has estimated that it has no measurable liability under the remaining residual value guarantee agreements.

In connection with the reinsurance of NLGR benefits from Pacific Life to PAR Bermuda and PAR Vermont (Note 16), PAR Bermuda and PAR Vermont entered into a three year letter of credit agreement with a group of banks in April 2009. This agreement allows for the issuance of letters of credit with an expiration date of March 2012 to PAR Bermuda and PAR Vermont for up to a combined total amount of $650 million. As of December 31, 2009, a $340 million letter of credit had been issued from this facility for PAR Bermuda. In addition, a letter of credit issued for PAR Vermont totaled $52 million as of December 31, 2009. Pacific LifeCorp guarantees the obligations of PAR Bermuda and PAR Vermont under the letter of credit agreement.

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Initial distributions were made to eligible class members in the first quarter of 2008 with subsequent annual distributions for four years thereafter.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to the ACG Trust II securitization (Note 4), Pacific Life is contingently obligated to purchase certain notes from ACG Trust II to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2009, the maximum potential amount of this future investment commitment was $100 million.

The Asset Purchase Agreements of Aviation Trust, ACG Trust II and ACG Trust III (Note 4) provide that Pacific LifeCorp will guarantee the performance of certain obligations of ACG, as well as provide certain indemnifications, and that Pacific Life will assume certain obligations of ACG arising from the breach of certain representations and warranties under the Asset Purchase Agreements. Management believes that obligations, if any, related to these guarantees are not likely to have a material adverse effect on the Company’s consolidated financial statements. The financial debt obligations of Aviation Trust, ACG Trust II and ACG Trust III are non-recourse to the Company and are not guaranteed by the Company.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 10 for discussion of contingencies related to derivative instruments.

See Note 18 for discussion of other contingencies related to income taxes.

22.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2009 and through March 4, 2010, the date the consolidated financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these consolidated financial statements.

As of January 1, 2010, the Board of Directors of Pacific LifeCorp and Pacific Life authorized a cash capital contribution to ACG in the amount of $350 million, which could be made up to March 31, 2010.

Effective January 1, 2010, the Investment Management segment’s products were moved into other segments of the Company. Structured settlement and group retirement annuities were moved to the Annuities & Mutual Fund segment and the other institutional investment products became part of the Corporate and Other segment.

Part C: OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Part A:

Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2009 and for each of the periods presented which are incorporated by reference from the 2009 Annual Report include the following for Separate Account B:

Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
Consolidated Statements of Financial Condition
Consolidated Statements of Operations
Consolidated Statements of Stockholder’s Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)	Exhibits

1. (a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Separate Account B.[1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws[3]

2.	Not applicable

3.	(a)	Distribution and Wholesaling Agreement between Pacific Mutual Life and Pacific Select Distributors Inc. (PSD)[1]

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers[8]

4.	(a)	Form of Individual Flexible Premium Variable Accumulation Deferred Annuity Contract[2]

	(b)	Qualified Plan Loan Endorsement[1]

	(c)	Qualified Pension Plan Rider[1]

	(d)	(1) 403(b) Tax Sheltered Annuity Rider[6]

(2) 403(b) Tax-Sheltered Annuity Rider (For No. 20-1156)[10]

	(e)	Required Distributions for Compliance with Section 72(S) Rider[1]

	(e)	Section 457 Plan Rider[1]

	(f)	Individual Retirement Annuity Rider (Form No. 20-15400)[6]

	(g)	Roth Individual Retirement Annuity Rider Form No. 20-14000[6]

	(h)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-15300)[6]

	(i)	Qualified Retirement Plan Rider[6]

5.	(a)	Application Form for Individual Flexible Premium Variable Accumulation Annuity Contract[3]

	(b)	Application/Confirmation form[4]

6.	(a)	Pacific Life’s Articles of Incorporation[3]

	(b)	By-laws of Pacific Life[3]

	(c)	Pacific Life’s Restated Articles of Incorporation[8]

	(d)	By-laws of Pacific Life As Amended September 1, 2005[8]

7.	Form of Reinsurance Agreement[9]

8.	(a)	Pacific Select Fund Participation Agreement[5]

	(b)	Addendum to the Pacific Select Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios)[5]

	(c)	Addendum to the Pacific Select Fund Participation Agreement (to add nine new Portfolios)[5]

	(d)	Addendum to the Pacific Select Fund Participation Agreement (to add the Equity Income and Research Portfolios)[6]

	(e)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company[7]

	(f)	Form of Exhibit B to the Pacific Select Fund Participation Agreement (to add International Small-Cap and Diversified Bond)[8]

9.	Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered[1]

10.	(a)	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

	(b)	Consent of Dechert Price & Rhoads[1]

11.	Not applicable

12.	Not applicable

13.	Not applicable

14.	Not applicable

15.	Powers of Attorney

16	Not applicable

[1]	Included in Registrant’s Form N-4EL, File No. 333-14131, Accession No. 0000950150-96-001122 filed on October 15, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 000950150-97-000477 filed on April 1, 1997 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 000950150-98-000694 filed on April 30, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 000950150-00-019866 filed on April 27, 2000 and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 0000912057-01-511676 filed on April 30, 2001 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 0001017062-02-000770 filed April 30, 2002 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 0000892569-06-000559 filed on April 20, 2006 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 0000892569-08-000659 filed on April 24, 2008 and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/B, File No. 333-14131, Accession No. 0000892569-08-001554 filed on December 4, 2008 and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
James T. Morris	Director, Chairman, President and Chief Executive Officer

Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer

Sharon A. Cheever	Director, Senior Vice President and General Counsel

Audrey L. Milfs	Director, Vice President and Secretary

Edward R. Byrd	Senior Vice President and Chief Accounting Officer

Brian D. Klemens	Vice President and Controller

Dewey P. Bushaw	Executive Vice President

Denis P. Kalscheur	Senior Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A.
     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a Nebraska Mutual Insurance Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	Nebraska
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select, LLC	Delaware	100
Pacific Asset Holding LLC	Delaware	100
Pacific TriGuard Partners LLC #	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	100
Kierland One, LLC	Delaware	100
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
PL/KBS Fund Member, LLC	Delaware	100
KBS/PL Properties, L.P. #	Delaware	99.9
Wildflower Member, LLC	Delaware	100
Epoch-Wildflower, LLC	Florida	99
Confederation Life Insurance and Annuity Company	Georgia	100
Pacific Life Fund Advisors LLC +	Delaware	100
Pacific Alliance Reinsurance Company of Vermont	Vermont	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C. #	Delaware	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Acquisition 4063 LLC	Delaware	100
ACG Acquisition 4084 LLC	Delaware	100
ACG Acquisition 29677 LLC	Delaware	100
ACG International Ltd.	Bermuda	100
ACG Acquisition Ireland III Limited	Ireland	100
ACG Acquisition Ireland IV Ltd.	Ireland	100
ACG Acquisition Ireland V Ltd.	Ireland	100
ACG Investment Capital Partners LLC	Delaware	50
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisitions Sweden AB	Sweden	100
ACG Acquisition (Bermuda) Ltd.	Bermuda	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG 2004-1 Bermuda Limited	Bermuda	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Acquisition Ireland 2004-1 Limited	Ireland	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II Limited	Ireland	100
ACG Acquisition (Bermuda) II Ltd.	Bermuda	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30289 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG Acquisition (Bermuda) III Ltd.	Bermuda	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100
ACG Acquisition 30288 LLC	Delaware	100
ACGCP Acquisition 979 LLC	Delaware	100
ACG Trust 2009-1 Holding LLC	Delaware	100
ACG Funding Trust 2009-1	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Life Re Holdings LLC	Delaware	100
Pacific Life Re Holdings Limited	U.K.	100
Pacific Life Re Services Limited	U.K.	100
Pacific Life Re Limited	U.K.	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100

#	Abbreviated structure

+	A Division of Pacific Life Fund Advisors LLC does business as Pacific Asset Management

Item 27. Number of Contractholders

Pacific Select Variable	Approximately	114 Qualified
Annuity II -		222 Non-Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post- effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Pacific Select Variable Annuity Separate Account, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, COLI IV Separate Account, COLI V Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, Separate Account I of Pacific Life Insurance Company, Separate Account I of Pacific Life & Annuity Company.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

(a)	The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

(b)	The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.

(c)	REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 20th day of April, 2010.

SEPARATE ACCOUNT B
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:

James T. Morris*
Director, Chairman, President and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:

James T. Morris*
Director, Chairman, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, Chairman, President and Chief Executive Officer	April 20, 2010

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	April 20, 2010

Sharon A. Cheever*	Director, Senior Vice President and General Counsel	April 20, 2010

Audrey L. Milfs*	Director, Vice President and Secretary	April 20, 2010

Edward R. Byrd*	Senior Vice President and Chief Accounting Officer	April 20, 2010

Brian D. Klemens*	Vice President and Controller	April 20, 2010

Dewey P. Bushaw*	Executive Vice President	April 20, 2010

Denis P. Kalscheur*	Senior Vice President and Treasurer	April 20, 2010

*By:	/s/ SHARON A. CHEEVER	April 20, 2010

Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained in this Registration Statement as Exhibit 15.)